Filed electronically with the Securities and Exchange Commission on February 28, 2002


                                                               File No. 2-10668
                                                               File No. 811-0547

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /___/

                           Pre-Effective Amendment No.                     /___/
                                                       ---
                         Post-Effective Amendment No. 73                   /_X_/
                                                      --
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /___/

                                Amendment No. 73                           /_X_/
                                              --


                             SCUDDER TECHNOLOGY FUND
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 617-295-2572

                   John Millette, Vice President and Secretary
                             Scudder Technology Fund
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/___/  Immediately upon filing pursuant to paragraph (b)
/___/  60 days after filing pursuant to paragraph (a) (1)
/___/  75 days after filing pursuant to paragraph (a) (2)
/_X_/  On March 1, 2002 pursuant to paragraph (b)
/___/  On __________________ pursuant to paragraph (a) (1)
/___/  On __________________ pursuant to paragraph (a) (2) of Rule 485
       On __________________ pursuant to paragraph (a) (3) of Rule 485

       If appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                       SCUDDER
                                                                     INVESTMENTS


Sector Funds

Scudder Health Care Fund

Supplement to Prospectus Dated October 1, 2001
as revised March 1, 2002

Scudder Technology Fund

Supplement to Prospectus Dated March 1, 2002

CLASS I SHARES
--------------------------------------------------------------------------------

Scudder Health Care Fund currently offers six classes of shares and Scudder Technology Fund currently offers four classes of shares to provide investors with different purchasing options. Each fund offers Class A, Class B and Class C shares, which are described in the funds' Class A, B and C prospectus, and Class I shares, which are described in the Class A, B and C prospectus as supplemented hereby. In addition, Scudder Health Care Fund offers Class AARP and Class S shares, which are described in the fund's Class AARP and S prospectus dated October 1, 2001. When placing purchase orders, investors must specify which class of shares they are ordering.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Zurich Scudder Investments, Inc. (the "Advisor") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1,000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a fund; and (6) investment companies managed by the Advisor that invest primarily in other investment companies.

Class I shares currently are available for purchase only from Scudder Distributors, Inc. ("SDI"), principal underwriter for the funds, and, in the case of category 4 above, selected dealers authorized by SDI.

The following information supplements the indicated sections of the prospectus.

Performance

The table shows how the returns of Scudder Technology Fund's Class I shares, on a before tax basis, compare with broad-based market indices (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and indices may vary over time. All figures on this page assume reinvestment of dividends and distributions. As always, past performance (before and after taxes) is no guarantee of future results.

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------

                                                                      Since
                                         1 Year        5 Years      Inception
--------------------------------------------------------------------------------
Scudder Technology Fund                  -34.23          10.67        12.95*
(Return Before Taxes)
--------------------------------------------------------------------------------
Index 1 (reflects no deduction for       -11.88          10.70       13.97**
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deduction for       -28.58          11.87         N/A
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 3 (reflects no deduction for       -30.88          12.72       14.57**
fees, expenses or taxes)
--------------------------------------------------------------------------------

*  Since 7/3/1995.

** Index comparison begins 6/30/1995.

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Goldman Sachs Technology Index is a capitalization-weighted index based on a universe of technology-related stocks.

Index 3: JP Morgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), an unmanaged index composed of approximately 275 technology stocks, selected as representative of the overall technology sector. The Index includes companies from five technology groups: computer hardware, computer software, communications, semiconductors and information services.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of a fund.

Shareholder Fees, paid directly from your investment.

                 Maximum Sales Charge (Load)  Maximum Contingent Deferred Sales  Maximum Sales Charge (Load)
                  Imposed on Purchases (% of            Charge (Load)               Imposed on Reinvested      Redemption   Exchange
                       offering price)            (% of redemption proceeds)       Dividends/Distributions        Fee           Fee
------------------------------------------------------------------------------------------------------------------------------------
Scudder Health               None                            None                           None                  None        None
Care Fund
------------------------------------------------------------------------------------------------------------------------------------
Scudder                      None                            None                           None                  None        None
Technology Fund
------------------------------------------------------------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets.

                                Management         Distribution/Service    Other       Total Annual Fund
                                   Fee                  (12b-1) Fees      Expenses*   Operating Expenses
----------------------------------------------------------------------------------------------------------
Scudder Health Care Fund           0.85%                  None              0.10%            0.95%
----------------------------------------------------------------------------------------------------------
Scudder Technology Fund            0.53                   None              0.10             0.63
----------------------------------------------------------------------------------------------------------

* Includes a fixed rate administrative fee of 0.10%.

Information in the table has been restated to reflect a new fixed rate administrative fee for each fund.

Example

Based on the costs above, this example helps you compare the expenses of a fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

                                        1 Year    3 Years    5 Years   10 Years
 -------------------------------------------------------------------------------
 Scudder Health Care Fund                  $97      $303       $525    $1,166
 -------------------------------------------------------------------------------
 Scudder Technology Fund                    64       202        351       786
 -------------------------------------------------------------------------------

Financial Highlights

Scudder Health Care Fund -- Class I

                                                                    Period Ended
                                                                 May 31, 2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                    (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment              (2.88)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                   (2.90)
--------------------------------------------------------------------------------
Net asset value, end of period                                       $20.44
--------------------------------------------------------------------------------
Total return (%)                                                    (12.43)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   --
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                  .95*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            (.29)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              65
--------------------------------------------------------------------------------

(a) For the period December 29, 2000 (commencement of sales of Class I shares) to May 31, 2001.

(b) Based on average shares outstanding during the period.

*   Annualized

**  Not annualized

Scudder Technology Fund -- Class I

--------------------------------------------------------------------------------
 Years Ended October 31,            2001      2000     1999      1998     1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $29.67   $21.54    $11.86   $13.19    $13.20
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a   (.01)       --     (.02)    (.02)     (.04)
--------------------------------------------------------------------------------
  Net realized and unrealized     (16.03)   10.07     10.77      .83      2.14
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations(16.04)   10.07     10.75      .81      2.10
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions         (2.58)   (1.94)    (1.07)   (2.14)    (2.11)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.05   $29.67    $21.54   $11.86    $13.19
--------------------------------------------------------------------------------
Total Return (%)                  (57.33)   47.62     95.39     8.44     17.23
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             25       59        34       19        20
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense   .68^b      .70       .65      .67       .74
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense    .68^b      .69       .64      .67       .74
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income     (.05)    (.01)     (.09)    (.12)     (.27)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           96       59        59      146       192
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .68% and .68%, respectively.

Special Features

Shareholders of a fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates and (ii) Class I shares of any other mutual fund listed in the Statement of Additional Information. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates may exchange their shares for Class I shares of any other Scudder mutual fund to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for the other classes of each fund offered through this prospectus.






March 1, 2002

                                                                    SCUDDER
                                                                   INVESTMENTS



                             Sector Funds
                             Advisor Classes A, B and C




                             Prospectus



--------------------------------------------------------------------------------
                          |
                          |  Scudder-Dreman Financial Services Fund
                          |  March 1, 2002
                          |
                          |  Scudder Gold and Precious Metals Fund
                          |  March 1, 2002
                          |
                          |  Scudder Health Care Fund
                          |  October 1, 2001, as revised March 1, 2002
                          |
                          |  Scudder Technology Fund
                          |  March 1, 2002
                          |
                          |  Scudder Technology Innovation Fund
                          |  October 1, 2001, as revised March 1, 2002








      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                     How to Invest in the Funds

     4  Scudder-Dreman Financial           48  Choosing a Share Class
        Services Fund
                                           53  How to Buy Shares
     9  Scudder Gold and Precious
        Metals Fund                        54  How to Exchange or Sell
                                               Shares
    15  Scudder Health Care Fund
                                           55  Policies You Should Know
    19  Scudder Technology Fund                About

    24  Scudder Technology                 61  Understanding Distributions
        Innovation Fund                        and Taxes

    28  Other Policies and Risks

    30  Who Manages and Oversees
        the Funds

    32  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                         |  Class A     Class B     Class C
                          ticker symbol  |  KDFAX       KDFBX       KDFCX
                            fund number  |  084         284         384

  Scudder-Dreman Financial Services Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks to provide long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Financial Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.


The manager assembles the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.


--------------------------------------------------------------------------------
OTHER INVESTMENTS While the fund invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, financial services stocks. When prices of financial services stocks fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates in a single sector increases this risk, because factors affecting that sector could affect fund performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given company than a diversified fund, factors affecting that company could affect fund performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of companies, sectors, economic trends or other matters

o        value stocks may be out of favor for certain periods

o        foreign securities tend to be more volatile than their U.S.
         counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who can accept the above-average risks of sector-specific investment and are interested in exposure to the financial services sector.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower.

The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Scudder-Dreman Financial Services Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

  1999         -4.52
  2000         23.27
  2001         -4.30


For the periods included in the bar chart:
Best Quarter: 22.64%, Q3 2000             Worst Quarter: -13.34%, Q3 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------
                                                                       Since
                                                        1 Year       Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                                    -9.80          2.30
--------------------------------------------------------------------------------
  Return after Taxes on Distributions                   -10.04          1.87
--------------------------------------------------------------------------------
  Return after Taxes on Distributions and Sale of
  Fund Shares                                            -5.96          1.63
--------------------------------------------------------------------------------
Class B
(Return before Taxes)                                    -7.86          2.55
--------------------------------------------------------------------------------
Class C
(Return before Taxes)                                    -4.98          3.13
--------------------------------------------------------------------------------
Index (reflects no deductions for fees, expenses or      -8.95          4.56
taxes)
--------------------------------------------------------------------------------

Index: Standard & Poors Financial Index, an unmanaged capitalization-weighted price-only index representing 11 financial industries and 74 financial companies.

*  Since 3/9/1998. Index comparison begins 3/31/1998.

In both the chart and the table, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                        Class A     Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on            5.75%        None       None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                  None*      4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                     0.75%       0.75%      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                   0.25        1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                   0.36        0.41       0.38
--------------------------------------------------------------------------------
Total Annual Operating Expenses                    1.36        2.16       2.13
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.350%, 0.400% and 0.375% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                           1 Year      3 Years     5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                      $706        $981       $1,277       $2,116
--------------------------------------------------------------------------------
Class B shares                       619         976        1,359        2,103
--------------------------------------------------------------------------------
Class C shares                       316         667        1,144        2,462
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                      $706        $981       $1,277       $2,116
--------------------------------------------------------------------------------
Class B shares                       219         676        1,159        2,103
--------------------------------------------------------------------------------
Class C shares                       216         667        1,144        2,462
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        |  Class A     Class B     Class C
                         ticker symbol  |  SGDAX       SGDBX       SGDCX
                           fund number  |  419         619         719

  Scudder Gold and Precious Metals Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


Under normal circumstances, the fund seeks maximum return (principal change and income) by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of U.S. and foreign companies engaged in activities related to gold, silver, platinum or other precious metals (including gold coin and bullion).These companies may be involved in activities, such as exploration, mining, fabrication, processing and distribution. In addition, the fund may also invest in companies engaged in activities related to diamonds and other minerals.


In deciding which types of investments to buy and sell, the portfolio managers first consider the relative attractiveness of gold and precious metals compared to stocks and decide on allocations for each. Their decisions are generally based on a number of factors, including changes in supply and demand for gold and precious metals and broad economic projections.

In choosing individual securities, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies with strong management and highly marketable securities. They also consider the ore quality of metals mined by a company, its fabrication techniques and costs and its unmined reserves, among other factors.


--------------------------------------------------------------------------------
OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible securities and preferred stocks. The fund may invest up to 20% of net assets in:

o high-quality debt securities of companies in precious metals and minerals operations,

o debt securities whose return is linked to precious metals prices.

Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

Growth orientation. The managers prefer companies that offer the potential for sustainable above-average revenues or earnings growth and whose market value appears reasonable in light of their business prospects.

The fund will normally sell a stock when it reaches a target price or when its fundamental factors have changed.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is gold and other precious metals prices. When gold or other precious metals prices fall, you should expect the value of your investment to fall as well. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Prices of gold or other precious metals-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as political and economic uncertainty. These risks tend to be greater in emerging markets, so to the extent that the fund invests in emerging markets, it takes on greater risks. The fund concentrates in gold and other precious metals-related securities and is not diversified. As a result, the fund can invest a larger percentage of assets in a given company than a diversified fund and may be subject to greater volatility than a diversified fund.

Another risk factor is currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in exposure to all areas of the gold and precious metals market and who understand the risks connected with it.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, geographical areas or other matters

o a company's exploration or extraction operations could prove unprofitable

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Classes A, B and C was June 25, 2001. In the bar chart, the performance figures for Class A prior to its inception are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, total returns would be lower. In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Gold and Precious Metals Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   1992        -9.29
   1993        59.03
   1994        -7.71
   1995        12.86
   1996        31.75
   1997       -41.00
   1998       -16.94
   1999         8.76
   2000        -9.24
   2001        15.94


For the periods included in the bar chart:
Best Quarter: 36.42%, Q1 1996             Worst Quarter: -25.55%, Q4 1997

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------
                                      1 Year          5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                  9.28          -11.97            0.46
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                        8.88          -12.27           -1.12
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                               3.40           -9.51           -0.54
--------------------------------------------------------------------------------
Class B (Return before Taxes)         11.91          -11.82            0.24
--------------------------------------------------------------------------------
Class C (Return before Taxes)         14.77          -11.65            0.25
--------------------------------------------------------------------------------
Index (reflects no deductions        -11.88           10.70           12.93
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.


Total returns for 1992 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       5.75%            None          None
on Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption
proceeds)                                  None*          4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            1.00%           1.00%         1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.25            1.00          1.00
--------------------------------------------------------------------------------
Other Expenses**                           0.68            0.73          0.71
--------------------------------------------------------------------------------
Total Annual Operating Expenses            1.93            2.73          2.71
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.675%, 0.725% and 0.70% for Class A, Class B and Class C shares, respectively.


Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $760         $1,146         $1,557        $2,699
--------------------------------------------------------------------------------
Class B shares               676          1,147          1,645         2,693
--------------------------------------------------------------------------------
Class C shares               374            841          1,435         3,041
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $760         $1,146         $1,557        $2,699
--------------------------------------------------------------------------------
Class B shares               276            847          1,445         2,693
--------------------------------------------------------------------------------
Class C shares               274            841          1,435         3,041
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          |  Class A     Class B     Class C
                            ticker symbol |  SUHAX       SUHBX       SUHCX
                            fund number   |  452         652         752

  Scudder Health Care Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The fund will invest in securities of U.S. companies, but may invest in foreign companies as well; the companies may be of any size and commit at least half of their assets to the health care sector, or derive at least half of their revenues or net income from that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with innovative, cost-effective products and services, new tests or treatments, the ability to take advantage of demographic trends, and strong management.

Growth orientation. The managers prefer companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers intend to divide the fund's holdings among the industries in the health care sector, although, depending on their outlook, they may increase or reduce the fund's exposure to a given industry.


--------------------------------------------------------------------------------
OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of net assets in U.S. Treasury and agency debt securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments and may not use them at all.

The fund will normally sell a stock when it reaches a target price, when its fundamental factors have changed, when the managers believe other investments offer better opportunities, or in the course of adjusting its emphasis on a given health care industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, health care stocks. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates its investments in the industries of the health care sector increases this risk, because factors affecting that sector could affect fund performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given company than a diversified fund, factors affecting that company could affect fund performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends, geographic areas or other matters

o        growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are comfortable with the higher risks of a fund that focuses on an often-volatile sector and are interested in gaining exposure to the health care sector.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions. The inception date for Classes A, B and C was December 29, 2000. In the bar chart, the performance figures for Class A prior to its inception are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, total returns would be lower.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.

Scudder Health Care Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   1999        11.10
   2000        59.35


2001 Total Return as of June 30: -11.14%
For the periods included in the bar chart:
Best Quarter: 21.24%, Q2 2000                    Worst Quarter: -6.27%, Q3 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                                               1 Year          Since Inception*
--------------------------------------------------------------------------------
Class A                                         50.19               24.84
--------------------------------------------------------------------------------
Class B                                         55.08               25.77
--------------------------------------------------------------------------------
Class C                                         58.12               26.50
--------------------------------------------------------------------------------
Index                                           -9.10                8.18
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged, capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 3/2/1998. Index comparison begins 3/31/1998.

In the chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.
--------------------------------------------------------------------------------
Fee Table                                       Class A     Class B     Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on           5.75%       None        None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                None*      4.00%       1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                   0.85%      0.85%       0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                  0.25       1.00        1.00
--------------------------------------------------------------------------------
Other Expenses**                                  0.38       0.43        0.40
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.48       2.28        2.25
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.375%, 0.425% and 0.400% for Class A, Class B and Class C shares, respectively.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares             $717          $1,016        $1,336         $2,242
--------------------------------------------------------------------------------
Class B shares              631           1,012         1,420          2,230
--------------------------------------------------------------------------------
Class C shares              328             703         1,205          2,585
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares             $717          $1,016        $1,336         $2,242
--------------------------------------------------------------------------------
Class B shares              231             712         1,220          2,230
--------------------------------------------------------------------------------
Class C shares              228             703         1,205          2,585
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      |  Class A     Class B     Class C
                       ticker symbol  |  KTCAX       KTCBX       KTCCX
                         fund number  |  001         201         301

  Scudder Technology Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks growth of capital.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. These may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings growth, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.


--------------------------------------------------------------------------------
OTHER INVESTMENTS While the fund invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund focuses on one market sector increases this risk, because factors affecting this sector affect fund performance. For example, technology companies could be hurt by such factors as market saturation, price competition, rapid product obsolescence and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower.

The table shows how fund performance compares with three broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or C and the current applicable sales charge of Class B.

Scudder Technology Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   1992          -1.19
   1993          11.69
   1994          11.35
   1995          42.77
   1996          20.60
   1997           7.11
   1998          43.59
   1999         114.28
   2000         -24.31
   2001         -34.44


For the periods included in the bar chart:
Best Quarter: 57.80%, Q4 1999                 Worst Quarter: -34.76%, Q3 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------
                                 1 Year            5 Years          10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes            -38.21              9.04             12.55
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                  -32.21              7.03              9.44
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale
  of Fund Shares                 -23.27              7.69              9.68
--------------------------------------------------------------------------------
Class B (Return before
Taxes)                           -37.04              9.12             12.08
--------------------------------------------------------------------------------
Class C (Return before
Taxes)                           -35.04              9.39             12.25
--------------------------------------------------------------------------------
Index 1 (reflects no
deductions for fees,
expenses, or taxes)              -11.88             10.70             12.93
--------------------------------------------------------------------------------
Index 2 (reflects no
deductions for fees,
expenses, or taxes)              -28.58             11.87              N/A
--------------------------------------------------------------------------------
Index 3 (reflects no
deductions for fees,
expenses or taxes)               -30.88             12.72             18.93
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Goldman Sachs Technology Index, an unmanaged capitalization-weighted index based on a universe of technology-related stocks.*

Index 3: JPMorgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), an unmanaged index composed of approximately 275 technology stocks, selected as representative of the overall technology sector. The Index includes companies from five technology groups: computer hardware, computer software, communications, semiconductors and information services.*

* The advisor believes it is more appropriate to measure the fund's performance against the Goldman Sachs Technology Index than against the JPMorgan H&Q Technology Index.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund's performance. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                          Class A   Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on              5.75%      None       None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                   None*     4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                      0.53%     0.53%      0.53%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                     0.20      1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                     0.23      0.43       0.33
--------------------------------------------------------------------------------
Total Annual Operating Expenses                      0.96      1.96       1.86
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.225%, 0.425% and 0.325% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $667        $863       $1,075       $1,685
--------------------------------------------------------------------------------
Class B shares                        599         915        1,257        1,786
--------------------------------------------------------------------------------
Class C shares                        289         585        1,006        2,180
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $667        $863       $1,075       $1,685
--------------------------------------------------------------------------------
Class B shares                        199         615        1,057        1,786
--------------------------------------------------------------------------------
Class C shares                        189         585        1,006        2,180
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        |  Class A     Class B     Class C
                         ticker symbol  |  SRIAX       SRIBX       SRICX
                           fund number  |  451         651         751

  Scudder Technology Innovation Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. The fund will invest in securities of U.S. companies, but may invest in foreign companies as well; the companies may be of any size and commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. The industries in the technology sector include computers (including software, hardware and internet-related businesses), computer services, telecommunications and semi-conductors.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with innovative products and services, good business models, strong management and solid positions in their core markets.

Growth orientation. The managers prefer companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers intend to divide the fund's holdings among the industries in the technology sector, although, depending on their outlook, they may increase or reduce the fund's exposure to a given industry.


--------------------------------------------------------------------------------
OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of net assets in U.S. Treasury and agency debt securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The fund will normally sell a stock when its earnings growth rate slows, when the managers believe other investments offer better opportunities, or in the course of adjusting its emphasis on a given technology industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, technology stocks. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates its investments in the industries of the technology sector increases this risk, because factors affecting that sector could affect fund performance. For example, technology companies could be hurt by such factors as market saturation, price competition, rapid product obsolescence and competing technologies.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given company than a diversified fund, factors affecting that company could affect fund performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends, geographical areas or other matters

o        growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who understand the risks of investing in a single sector that has shown above-average volatility and are interested in gaining exposure to the technology sector.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and each index varies over time. All figures assume reinvestment of dividends and distributions. The inception date for Classes A, B and C was December 29, 2000. In the bar chart, the performance figures for Class A prior to its inception are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, total returns would be lower. In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.

Scudder Technology Innovation Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    1999        166.33
    2000        -23.05

2001 Total Return as of June 30: -30.74%
For the periods included in the bar chart:
Best Quarter: 71.49%, Q4 1999            Worst Quarter: -37.50%, Q4 2000

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                      1 Year                Since Inception*
--------------------------------------------------------------------------------
Class A                               -27.47                     39.12
--------------------------------------------------------------------------------
Class B                               -25.78                     40.36
--------------------------------------------------------------------------------
Class C                               -23.64                     40.96
--------------------------------------------------------------------------------
Index 1                                -3.02                      1.48
--------------------------------------------------------------------------------
Index 2                               -40.53                      8.08
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged, capitalization-weighted measure of approximately 2,000 small U.S. stocks.

Index 2: Russell 2000 Technology Index, an unmanaged, capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

*   Since 3/2/1998. Index comparison begins 3/31/1998.

In the chart, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund's performance. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.
--------------------------------------------------------------------------------
Fee Table                                 Class A       Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       5.75%           None          None
on Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales
Charge (Load) (% of redemption
proceeds)                                  None*         4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                            0.84%          0.84%        0.84%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.25           1.00         1.00
--------------------------------------------------------------------------------
Other Expenses**                           0.38           0.43         0.40
--------------------------------------------------------------------------------
Total Annual Operating Expenses            1.47           2.27         2.24
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.375%, 0.425% and 0.400% for Class A, Class B and Class C shares, respectively.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example               1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares          $716          $1,013          $1,332          $2,231
--------------------------------------------------------------------------------
Class B shares           630           1,009           1,415           2,220
--------------------------------------------------------------------------------
Class C shares           327             700           1,200           2,575
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares          $716          $1,013          $1,332          $2,231
--------------------------------------------------------------------------------
Class B shares           230             709           1,215           2,220
--------------------------------------------------------------------------------
Class C shares           227             700           1,200           2,575
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Certain funds may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable distributions.

o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that a fund was not pursuing its goal.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to each fund's 80% investment policy as described herein.

Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already well underway. The advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

For more information

This prospectus doesn't tell you about every policy or risk of investing in a fund.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

The funds' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $325 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.


Fund Name                                              Fee Paid
---------------------------------------------------------------------
Scudder-Dreman Financial Services Fund                 0.75%
---------------------------------------------------------------------
Scudder Gold and Precious Metals Fund                  1.00%
---------------------------------------------------------------------
Scudder Health Care Fund                               0.85%
---------------------------------------------------------------------
Scudder Technology Fund                                0.53%
---------------------------------------------------------------------
Scudder Technology Innovation Fund                     0.84%
---------------------------------------------------------------------


The subadvisors

The subadvisor for Scudder-Dreman Financial Services Fund is Dreman Value Management, L.L.C., Red Bank, NJ. Dreman Value Management was founded in 1977 and currently manages over $6 billion in assets.


Zurich Scudder Investments Australia Limited, Level 42, AAP Centre, 259 George Street, Sydney NSW 2000, Australia, an affiliate of the advisor, is the subadvisor for Scudder Gold and Precious Metals Fund. Zurich Scudder Investments Australia Limited serves as both subadvisor for mutual funds and investment advisor for certain institutional accounts.

The portfolio managers

The following people handle the day-to-day management of each fund.


Scudder-Dreman Financial Services Fund      Scudder Technology Fund

  David N. Dreman                             Blair Treisman
   o Began investment career in 1957          Lead Portfolio Manager
   o Joined the fund in 1998                   o Began investment career in 1994
                                               o Joined the advisor in 1999
Scudder Gold and Precious Metals Fund          o Joined the fund team in 2000

  Darko Kuzmanovic                          Scudder Technology Innovation Fund
  Co-Lead Portfolio Manager
   o Began investment career in 1983          Blair Treisman
   o Joined the advisor in 2000               Lead Portfolio Manager
   o Joined the fund team in 2001              o Began investment career in 1994
                                               o Joined the advisor in 1999
  Nick Raffan                                  o Joined the fund team in 2000
  Co-Lead Portfolio Manager
   o Began investment career in 1974
   o Joined the advisor in 1995
   o Joined the fund team in 2001

Scudder Health Care Fund

  James E. Fenger
  Lead Portfolio Manager
   o Began investment career in 1983
   o Joined the advisor in 1983
   o Joined the fund team in 1998

  Anne Carney
   o Began investment career in 1988
   o Joined the advisor in 1992
   o Joined the fund team in 1998

  Leefin Lai
   o Began investment career in 1993
   o Joined the advisor in 2001
   o Joined the fund team in 2001

In the event that Zurich Scudder Investments, Inc. is acquired by Deutsche Bank, Deutsche Bank intends to change the portfolio managers of certain Scudder funds. Shareholders of a fund will be notified following a change in their fund's lead portfolio manager(s).

Financial Highlights


These tables are designed to help you understand each fund's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder-Dreman Financial Services Fund and Scudder Technology Fund has been audited by Ernst & Young LLP, independent auditors, and the information for Scudder Gold and Precious Metals Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder-Dreman Financial Services Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended November 30,                     2001      2000     1999     1998^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $10.27   $ 9.74    $ 9.65   $ 9.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b               .06      .16       .13      .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .16      .52       .06      .12
  on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations             .22      .68       .19      .15
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.13)    (.15)     (.08)       --
--------------------------------------------------------------------------------
  Net realized gains on investment              --       --     (.02)       --
  transactions
--------------------------------------------------------------------------------
  Total distributions                        (.13)    (.15)     (.10)       --
--------------------------------------------------------------------------------
Net asset value, end of period              $10.36   $10.27    $ 9.74   $ 9.65
--------------------------------------------------------------------------------
Total Return (%)^d                            2.08     7.14    1.95^c   1.58^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)          75       81        82      108
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                1.45   1.47^e      1.44    1.55*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                1.45   1.46^e      1.31    1.36*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      .58     1.69      1.27     .55*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     17        9        14       5*
--------------------------------------------------------------------------------

^a For the period March 9, 1998 (commencement of operations) to November 30,
   1998.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

^d Total return does not reflect the effect of any sales charges.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.42% and 1.41%, respectively.

*  Annualized

** Not annualized

Scudder-Dreman Financial Services Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended November 30,                     2001      2000     1999     1998^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $10.19   $ 9.65    $ 9.59   $ 9.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b             (.02)      .08       .04    (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .15      .54       .05      .10
  on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations             .13      .62       .09      .09
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.06)    (.08)     (.01)       --
--------------------------------------------------------------------------------
  Net realized gains on investment              --       --     (.02)       --
  transactions
--------------------------------------------------------------------------------
  Total distributions                        (.06)    (.08)     (.03)       --
--------------------------------------------------------------------------------
Net asset value, end of period              $10.26   $10.19    $ 9.65   $ 9.59
--------------------------------------------------------------------------------
Total Return (%)^d                            1.28     6.28     1.08^c  .95^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)          82       85        90      100
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                2.23   2.27^e      2.22    2.29*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                2.23   2.27^e      2.20    2.14*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (.20)      .92       .38   (.23)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     17        9        14       5*
--------------------------------------------------------------------------------

^a For the period March 9, 1998 (commencement of operations) to November 30,
   1998.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

^d Total return does not reflect the effect of any sales charges.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.22% and 2.22%, respectively.

*  Annualized

** Not annualized

Scudder-Dreman Financial Services Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended November 30,                     2001      2000     1999     1998^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $10.22   $ 9.69    $ 9.61   $ 9.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b             (.02)      .09       .04    (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .15      .52       .07      .12
  on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations             .13      .61       .11      .11
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.07)    (.08)     (.01)       --
--------------------------------------------------------------------------------
  Net realized gains on investment              --       --     (.02)       --
  transactions
--------------------------------------------------------------------------------
  Total distributions                        (.07)    (.08)     (.03)       --
--------------------------------------------------------------------------------
Net asset value, end of period              $10.28   $10.22    $ 9.69   $ 9.61
--------------------------------------------------------------------------------
Total Return (%)^d                            1.22     6.38     1.09^c  1.16^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)          18       18        16       16
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                2.19   2.23^e      2.16    2.26*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                2.19   2.20^e      2.14    2.11*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (.16)      .99       .44   (.20)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     17        9        14       5*
--------------------------------------------------------------------------------

^a For the period March 9, 1998 (commencement of operations) to November 30,
   1998.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

^d Total return does not reflect the effect of any sales charges.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.17% and 2.14%, respectively.

*  Annualized

** Not annualized

Scudder Gold and Precious Metals Fund -- Class A

--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 6.81
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .02
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .00^d
--------------------------------------------------------------------------------
  Total from investment operations                                         .02
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.83
--------------------------------------------------------------------------------
Total Return (%)^c                                                       .29**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                    269
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.87*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .85*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                113
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class A) to
   October 31, 2001.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of sales charges.

^d Amount is less than $.005.

*  Annualized

** Not annualized

Scudder Gold and Precious Metals Fund -- Class B

--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 6.81
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.01)
--------------------------------------------------------------------------------
  Total from investment operations                                         .00
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.81
--------------------------------------------------------------------------------
Total Return (%)^c                                                       .00**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                    338
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    2.67*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .05*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                113
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class B) to
   October 31, 2001.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of sales charges.

*  Annualized

** Not annualized

Scudder Gold and Precious Metals Fund -- Class C

--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 6.81
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.01)
--------------------------------------------------------------------------------
  Total from investment operations                                         .00
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 6.81
--------------------------------------------------------------------------------
Total Return (%)^c                                                       .00**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                     91
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    2.64*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .08*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                113
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class C) to
   October 31, 2001.
^b Based on average shares outstanding during the period.
^c Total return does not reflect the effect of sales charges.
*  Annualized
** Not annualized

Scudder Health Care Fund -- Class A

                                                                Period Ended May
                                                                   31, 2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                    (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment              (2.86)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                                   (2.93)
--------------------------------------------------------------------------------
Net asset value, end of period                                       $20.41
--------------------------------------------------------------------------------
Total return (%)(c)                                                 (12.55)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   7
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                 1.40*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            (.74)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            65
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class A, Class B and Class C shares) to May 31, 2001.

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of sales charge.

*   Annualized

**  Not annualized

Scudder Health Care Fund -- Class B

                                                            Period Ended May
                                                               31, 2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          (2.88)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                               (3.01)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $20.33
--------------------------------------------------------------------------------
Total return (%) (c)                                             (12.90)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                4
--------------------------------------------------------------------------------
Ratio of expenses (%)                                             2.19*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (1.53)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          65
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class A, Class B and Class C shares) to May 31, 2001.

^b       Based on average shares outstanding during the period.

^c       Total return does not reflect the effect of sales charge.

*        Annualized

**       Not annualized

Scudder Health Care Fund -- Class C

                                                            Period Ended May
                                                               31, 2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          (2.88)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                               (3.01)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $20.33
--------------------------------------------------------------------------------
Total return (%) (c)                                             (12.90)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                             2.16*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (1.50)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          65
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class A, Class B and Class C shares) to May 31, 2001.

^b       Based on average shares outstanding during the period.

^c       Total return does not reflect the effect of sales charge.

*        Annualized

**       Not annualized

Scudder Technology Fund -- Class A


--------------------------------------------------------------------------------
 Years Ended October 31,             2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $29.18    $21.29   $11.77    $13.13   $13.16
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a   (.06)     (.09)    (.06)     (.04)    (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized     (15.74)     9.92    10.65       .82     2.14
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations (15.80)     9.83    10.59       .78     2.08
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions         (2.58)    (1.94)   (1.07)    (2.14)   (2.11)
--------------------------------------------------------------------------------
Net asset value, end of period    $10.80    $29.18   $21.29    $11.77   $13.13
--------------------------------------------------------------------------------
Total Return (%)^b                (57.51)    47.06    94.71      8.21    17.11
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period          1,521     3,711    2,233     1,084    1,075
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    1.04^c      1.00      .93       .92      .89
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.03^c       .99      .93       .92      .89
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         (.40)     (.30)    (.38)     (.37)    (.42)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           96        59       59       146      192
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

Scudder Technology Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended October 31,             2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $26.46    $19.62   $11.03    $12.54   $12.77
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a   (.19)     (.36)    (.22)     (.14)    (.18)
--------------------------------------------------------------------------------
  Net realized and unrealized     (14.14)     9.14     9.88       .77     2.06
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment
  operations                      (14.33)     8.78     9.66       .63     1.88
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions         (2.58)    (1.94)   (1.07)    (2.14)   (2.11)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 9.55    $26.46   $19.62    $11.03   $12.54
--------------------------------------------------------------------------------
Total Return (%)^b                (57.90)    45.49    92.59      7.24    15.91
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            494     1,307      465       127      105
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    2.01^c      1.87     1.92      1.85     1.85
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.96^c      1.86     1.92      1.85     1.85
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (1.33)    (1.30)   (1.37)    (1.30)   (1.38)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           96        59       59       146      192
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.96% and 1.96%, respectively.

Scudder Technology Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended October 31,             2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $26.91    $19.91   $11.17    $12.64   $12.85
period
--------------------------------------------------------------------------------
Income (loss) from investment      (.18)     (.35)    (.21)     (.14)    (.17)
operations:
  Net investment income (loss)^a
--------------------------------------------------------------------------------
  Net realized and unrealized     (14.40)     9.29    10.02       .81     2.07
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment
  operations                      (14.58)     8.94     9.81       .67     1.90
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions         (2.58)    (1.94)   (1.07)    (2.14)   (2.11)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 9.75    $26.91   $19.91    $11.17   $12.64
--------------------------------------------------------------------------------
Total Return (%)^b                (57.85)    45.72    92.68      7.57    15.98
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            111       255       73        18       10
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                    1.94^c      1.76     1.82      1.81     1.82
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.89^c      1.75     1.82      1.81     1.82
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (1.26)    (1.22)   (1.27)    (1.26)   (1.35)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           96        59       59       146      192
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.89% and 1.89%, respectively.

Scudder Technology Innovation Fund -- Class A

                                                             Period Ended May
                                                                31, 2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          (8.35)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                               (8.42)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $20.73
--------------------------------------------------------------------------------
Total return (%) (c)                                             (28.89)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               .8
--------------------------------------------------------------------------------
Ratio of expenses (%)                                             1.64*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (.74)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         165
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class A, Class B and Class C shares) to May 31, 2001.

^b       Based on average shares outstanding during the period.

^c       Total return does not reflect the effect of sales charge.

*        Annualized

**       Not annualized

Scudder Technology Innovation Fund -- Class B

                                                             Period Ended May
                                                                31, 2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          (8.35)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                               (8.48)
--------------------------------------------------------------------------------
Net asset value, end of period                                    $20.67
--------------------------------------------------------------------------------
Total return (%) (c)                                             (29.09)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               .1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                             2.49*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (1.59)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         165
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class A, Class B and Class C shares) to May 31, 2001.

^b       Based on average shares outstanding during the period.

^c       Total return does not reflect the effect of sales charge.

*        Annualized

**       Not annualized

Scudder Technology Innovation Fund -- Class C

                                                             Period Ended May
                                                                31, 2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment          (8.35)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                               (8.48)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $20.67
--------------------------------------------------------------------------------
Total return (%) (c)                                             (29.09)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               .3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                             2.46*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (1.56)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         165
--------------------------------------------------------------------------------

^a For the period December 29, 2000 (commencement of sales of Class A, Class B and Class C shares) to May 31, 2001.

^b       Based on average shares outstanding during the period.

^c       Total return does not reflect the effect of sales charge.

*        Annualized

**       Not annualized

  How to Invest in the Funds

  The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

  You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

In this prospectus are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.



--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------

Class A

o Sales charges of up to 5.75%, charged   o  Some investors may be able to reduce
  when you buy shares                        or eliminate their sales charges;
                                             see next page
o In most cases, no charges when you
  sell shares                             o  Total annual operating expenses are
                                             lower than those for Class B or
o Up to 0.25% annual service fee             Class C
----------------------------------------------------------------------------------

Class B

o No charges when you buy shares          o  The deferred sales charge rate falls
                                             to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o  Shares automatically convert to
  you bought within the last six years       Class A six years after purchase,
                                             which means lower annual expenses
o 1.00% annual distribution/service fee      going forward
----------------------------------------------------------------------------------

Class C

o No charges when you buy shares          o  The deferred sales charge rate is
                                             lower, but your shares never convert
o Deferred sales charge of 1.00%,            to Class A, so annual expenses
  charged when you sell shares you           remain higher
  bought within the last year

o 1.00% annual distribution/service fee
----------------------------------------------------------------------------------

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

                                                    Sales charge
                         Sales charge as a %     as a % of your net
Your investment           of offering price          investment
---------------------------------------------------------------------
Up to $50,000                   5.75%                   6.10%
---------------------------------------------------------------------
$50,000-$99,999                  4.50                    4.71
---------------------------------------------------------------------
$100,000-$249,999                3.50                    3.63
---------------------------------------------------------------------
$250,000-$499,999                2.60                    2.67
---------------------------------------------------------------------
$500,000-$999,999                2.00                    2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

The offering price includes the sales charge.


You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services


There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares         CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later        None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares         CDSC on shares you sell
---------------------------------------------------------------------
First year                                    1.00%
---------------------------------------------------------------------
Second year and later                          None
---------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------

$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan

----------------------------------------------------------------------------------

Through a financial representative

o Contact your representative using the   o  Contact your representative using
  method that's most convenient for you      the method that's most convenient
                                             for you
----------------------------------------------------------------------------------

By mail or express mail (see below)

o Fill out and sign an application        o  Send a check made out to "Scudder
                                             Funds" and a Scudder investment slip
o Send it to us at the appropriate           to us at the appropriate address
  address, along with an investment check    below

                                          o  If you don't have an investment
                                             slip, simply include a letter with
                                             your name, account number, the full
                                             name of the fund and the share class
                                             and your investment instructions
----------------------------------------------------------------------------------

By wire

o  Call (800) 621-1048 for instructions   o  Call (800) 621-1048 for instructions
                                             (minimum $50)
----------------------------------------------------------------------------------

By phone

--                                        o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------

With an automatic investment plan

--                                        o  To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
----------------------------------------------------------------------------------

On the Internet

--                                        o  Go to www.scudder.com and register

                                          o  Follow the instructions for buying
                                             shares with money from your bank
                                             account
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
  Regular mail:
  First Investment: Scudder Investments, PO Box 219356, Kansas City, MO
  64121-9356
  Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154


  Express, registered or certified mail:
  Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------

$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 56
existing accounts
----------------------------------------------------------------------------------

Through a financial representative

o Contact your representative by the      o  Contact your representative by the
  method that's most convenient for you      method that's most convenient for you
----------------------------------------------------------------------------------

By phone or wire

o  Call (800) 621-1048 for instructions   o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------

By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o  the fund, class and account number
  you're exchanging out of                   from which you want to sell shares

o the dollar amount or number of shares   o  the dollar amount or number of
  you want to exchange                       shares you want to sell

o the name and class of the fund you      o  your name(s), signature(s) and
  want to exchange into                      address, as they appear on your
                                             account
o your name(s), signature(s) and
  address, as they appear on your         o  a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------

With an automatic exchange plan

o To set up regular exchanges from a     --
  fund account, call (800) 621-1048
----------------------------------------------------------------------------------

With an automatic withdrawal plan

--                                       o  To set up regular cash payments from
                                            a fund account, call (800) 621-1048
----------------------------------------------------------------------------------

On the Internet

o Go to www.scudder.com and register     --

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. Certain funds have other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

ScudderACCESS, the ScudderAutomated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-621-1048.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 10% per year of the net asset value of the account

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each share class, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares -- net asset value per share, or NAV.

To calculate NAV, each share class uses the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
------------------------------------  = NAV
 TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, a fund's value for a security is likely to be different from the last quoted market prices.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan or in any case where a fall in share price created the low balance

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders.


Income for Scudder-Dreman Financial Services Fund is declared and paid semiannually.

Scudder Gold and Precious Metals Fund, Scudder Health Care Fund, Scudder Technology Fund and Scudder Technology Innovation Fund each intend to pay dividends and distributions to shareholders annually in December. If necessary, all funds may distribute at other times as well.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

 Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

 Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of each fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments                       SEC
-----------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090





SEC File Numbers
----------------------------------------------------------------
Scudder-Dreman Financial Services Fund    811-08599
Scudder Gold and Precious Metals Fund     811-5565
Scudder Health Care Fund                  811-2021
Scudder Technology Fund                   811-0547
Scudder Technology Innovation Fund        811-2021




Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza, Chicago, IL 60606-5808 www.scudder.com e-mail info@scudder.com
Tel (800) 621-1048




SCUDDER
INVESTMENTS

                       STATEMENT OF ADDITIONAL INFORMATION


                              SCUDDER EQUITY TRUST
        Scudder-Dreman Financial Services Fund (Class A, B, and C Shares)
                                  March 1, 2002

                             SCUDDER TECHNOLOGY FUND
              Scudder Technology Fund (Class A, B, C and I Shares)
                                  March 1, 2002

                           SCUDDER MUTUAL FUNDS, INC.
       Scudder Gold and Precious Metals Fund (formerly Scudder Gold Fund)
                           (Class A, B, and C Shares)
                                  March 1, 2002

                            SCUDDER SECURITIES TRUST
              Scudder Health Care Fund (Class A, B, C and I Shares)
          Scudder Technology Innovation Fund (Class A, B and C Shares)
                    October 1, 2001, as revised March 1, 2002


               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus dated March 1, 2002 for the Funds listed above, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained. The prospectus is also available along with other related materials on the Securities and Exchange Commission's Internet website (http://www.sec.gov).

The Annual Reports to Shareholders dated May 31, 2001 for Scudder Technology Innovation Fund and Scudder Health Care Fund, October 31, 2001 for Scudder Technology Fund and Scudder Gold and Precious Metals Fund and November 30, 2001 for Scudder-Dreman Financial Services Fund, and the Semiannual Reports to Shareholders dated November 30, 2001 for Scudder Technology Innovation Fund and Scudder Health Care Fund (each a "Fund" and together the "Funds") accompany this Statement of Additional Information. Each is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus for the Funds.

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                                TABLE OF CONTENTS

INVESTMENT RESTRICTIONS ...................................................    1

INVESTMENT POLICIES AND TECHNIQUES ........................................    2


MANAGEMENT OF THE FUNDS ...................................................   26
   Investment Advisor .....................................................   26
   Brokerage Commissions ..................................................   32
   Administrative Agreement ...............................................   34
   Underwriter ............................................................   36

FUND SERVICE PROVIDERS ....................................................   42
   Custodian, Transfer Agent and Shareholder Service Agent ................   42
   Auditors ...............................................................   43
   Legal Counsel ..........................................................   43
   Fund Accounting Agent ..................................................   43

PERFORMANCE ...............................................................   44

PURCHASE AND REDEMPTION OF SHARES .........................................   47

DIVIDENDS, CAPITAL GAINS AND TAXES ........................................   61

NET ASSET VALUE ...........................................................   66

OFFICERS AND DIRECTORS/TRUSTEES ...........................................   67

REMUNERATION ..............................................................   83

COMPENSATION OF OFFICERS AND DIRECTORS/TRUSTEES ...........................   83

FUND ORGANIZATION AND SHAREHOLDER RIGHTS ..................................   84

ADDITIONAL INFORMATION ....................................................   86

FINANCIAL STATEMENTS ......................................................   88

                             INVESTMENT RESTRICTIONS


The fundamental restrictions of each Fund set forth below may not be changed without the approval of a majority of a Fund's outstanding shares. As used in this Statement of Additional Information, a "majority" of each Fund's outstanding shares as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (1) 67% of the voting shares of such Fund present at a meeting if the holders of more than 50% of the outstanding voting shares of such a Fund are present or represented by proxy, or
(2) more than 50% of the outstanding voting shares of a Fund. Any nonfundamental policy of a Fund may be modified by the applicable Fund's Directors/Trustees without a vote of the Fund's shareholders.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, each Fund.


Scudder Technology Fund has elected to be classified as a diversified series of an open-end investment management company. Scudder-Dreman Financial Services Fund, Scudder Gold and Precious Metals Fund, Scudder Health Care Fund, and Scudder Technology Innovation Fund have each elected to be classified as a non-diversified series of an open-end investment management company.


Each Fund may not, as a fundamental policy:


(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) purchase physical commodities or contracts relating to physical commodities (Scudder Gold and Precious Metals Fund only: except for contracts for the future delivery of gold, silver, platinum and palladium and gold, silver, platinum and palladium bullion and coins);


(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;


(6) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

(7) Scudder Technology Fund only: concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. (Scudder Gold and Precious Metals Funds only: except that the Fund may concentrate in securities issued by wholly owned subsidiaries of Scudder Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins)


Other Investment Policies


Scudder Equity Trust, Scudder Technology Fund and Scudder Securities Trust (each a "Trust," and collectively, the "Trusts") and Scudder Mutual Funds, Inc. (the "Corporation") have adopted certain non-fundamental policies and restrictions. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors/Trustees without requiring prior notice to or approval of shareholders.



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As a matter of nonfundamental policy, each Fund currently may not:

(1)   borrow money in an amount greater than 5% of its total assets, except for
      (i) temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls or other investments or transactions described in a Fund's registration statement which may be deemed borrowings;


(2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
      (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;


(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7) lend portfolio securities in an amount greater than 5% of its total assets (one-third for Scudder Technology Fund); and

(8) invest more than 15% of net assets in illiquid securities (Scudder Technology Fund and Scudder-Dreman Financial Services Fund only).


                       INVESTMENT POLICIES AND TECHNIQUES


General Investment Objectives and Policies

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Technology Fund offers the following classes of shares: Class A, Class B, Class C and Class I shares. Scudder Health Care Fund offer the following classes of shares: Class AARP, Class S, Class A, Class B, Class C and Class I shares. Scudder Technology Innovation Fund and Scudder Gold and Precious Metals Fund offer the following classes of shares:
Class AARP, Class S, Class A, Class B and Class C shares. Scudder-Dreman Financial Services Fund offers the following classes of shares: Class A, Class B and Class C. Only Classes A, B, C and I shares of Scudder Technology Fund and Scudder Health Care Fund and Classes A, B and C shares of Scudder Gold and Precious Metals Fund, Scudder-Dreman Financial Services Fund and Scudder Technology Innovation Fund are offered herein.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. Zurich Scudder Investments, Inc. (the "Advisor") may, in its discretion, at any time employ such practice, technique or instrument for a Fund, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.


SCUDDER-DREMAN FINANCIAL SERVICES FUND

Scudder-Dreman Financial Services Fund has been classified as a nondiversified Fund. A nondiversified Fund can invest a greater portion of its assets in a given company. Scudder-Dreman Financial Services Fund ("Financial Services Fund") seeks to provide long-term capital appreciation. The Fund normally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P Financial Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. The manager assembles the Fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented. The Fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

While the Fund invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of total assets in investment-grade debt securities. The Fund may invest up to 5% of its assets in debt securities which are rated below investment-grade or which are unrated, but deemed equivalent to those rated below investment-grade by the Advisor. The Fund may also purchase securities on a "when-issued" or "forward delivery" basis, invest in convertible securities, and zero coupon securities, enter into repurchase agreements and reverse repurchase agreements, and may engage in Strategic Transactions (defined below). The Fund will not invest more than 15% of the value of its net assets in illiquid securities.


While it is anticipated that under normal circumstances the Fund will be fully invested, in order to conserve assets during temporary defensive periods when the Advisor deems it appropriate, the Fund may invest up to 100% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.


SCUDDER TECHNOLOGY FUND

Scudder Technology Fund ("Technology Fund") seeks growth of capital. In seeking to achieve its objective, the Fund will invest, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. The Fund invests primarily in securities of companies which the Advisor expects to benefit from technological advances and improvements ("technology companies") with an emphasis on the securities of companies that the Advisor believes have potential for long-term capital growth. Receipt of income from such securities will be entirely incidental. Technology companies include those whose processes, products or services, in the judgment of the Advisor, are or may be expected to be significantly benefited by scientific developments and the application of technical advances in industry, manufacturing and commerce resulting from improving technology in such fields as, for example, aerospace, chemistry, electronics, genetic engineering, geology, information sciences (including computers and computer software), metallurgy, medicine (including pharmacology, biotechnology and biophysics) and oceanography. This investment policy permits the Advisor to seek stocks having superior growth potential in virtually any industry in which they may be found.


The Advisor currently believes that investments in smaller emerging growth technology companies may offer greater opportunities for growth of capital than investments in larger, more established technology companies. However, such investments also involve certain special risks. Smaller companies often have limited product lines, markets, or financial resources; and they may be dependent upon one or a few persons for management. The securities of such companies generally are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Thus, investment by the Fund in smaller emerging growth technology companies may expose investors to greater than average financial and market risk. There is no assurance that the Fund's objective will be achieved.

The Fund's investment portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Fund may also invest to a limited degree in preferred stocks and debt securities when they are believed to offer opportunities for capital growth. The Fund may also engage in Strategic Transactions, purchase foreign securities and lend its portfolio securities. The Fund's shares are intended for long-term investment.

The Fund may invest up to 10% of its total assets in entities, such as limited partnerships or trusts, that invest primarily in the securities of technology companies. The Advisor believes that the flexibility to make limited indirect investment in technology companies through entities such as limited partnerships and trusts will provide the Fund with increased opportunities for growth of capital. However, there is no assurance that such investments will be profitable. Entities that invest in the securities of technology companies normally have management fees and other costs that are in addition to those of the Fund. Such fees and costs will reduce any returns directly attributable to the underlying technology companies. The effect of these fees will be considered by the Advisor in connection with any decision to invest in such entities. Securities issued by these entities are normally privately placed, restricted and illiquid. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

The Fund purchases securities for long-term investment, but it is the Advisor's belief that a sound investment program must be flexible in order to meet changing conditions, and changes in holdings will be made whenever deemed advisable.

When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.


SCUDDER GOLD AND PRECIOUS METALS FUND

Scudder Gold and Precious Metals Fund pursues its objective primarily through a portfolio of gold-related investments. Under normal market conditions, the Fund seeks maximum return (principal change and income) by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of U.S. and foreign companies engaged in activities primarily related to gold, silver, platinum, diamonds or other precious metals and minerals (including gold coin and bullion).

The remaining 20% of the Fund's assets may be invested in any precious metals or minerals; investment-grade debt securities, including zero coupon bonds, of companies engaged in activities relating to gold, silver, platinum, diamonds, or other precious metals or minerals (including gold coin and bullion); warrants; and in certain debt securities, a portion of the return on which is indexed to the price of precious metals and money market instruments. In addition, the Fund may make short sales against the box, engage in securities lending and strategic transactions, which may include derivatives, enter into repurchase and reverse repurchase agreements, and may invest in illiquid securities.


Investment-grade preferred stock and debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Services ("S&P"), or, if unrated, are deemed by the Advisor, to be of equivalent quality.


Scudder Gold and Precious Metals Fund has adopted an operating policy of limiting to 10% the portion of the Fund's total assets that may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly-owned subsidiaries of the Corporation that invest in gold, silver, platinum and palladium bullion and in gold and silver coins (see "Precious Metals").


When deemed appropriate by the Advisor, the Fund may temporarily invest up to 30% of its assets to maintain liquidity. For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash, high quality cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"), and domestic repurchase agreements. The Fund may also, for hedging purposes, invest up to 10% of its assets in foreign currencies in the form of bank deposits. It is impossible to accurately predict how long such alternative strategies may be utilized. To the extent the Fund holds cash or is not invested in securities used to pursue its investment objective, the Fund will not achieve its investment objective.

The Advisor considers a variety of factors when making investments in securities related to gold and other precious metals. Some of these factors may include the ore quality of metals mined by a company, the company's mining, processing and fabricating costs and techniques, and the quantity of unmined reserves. Other factors that may be evaluated include a company's financial condition, potential development of property, capital spending plans, quality of management, nature of any affiliations, current and prospective tax liability, labor relations and marketability of a company's equity or debt securities.

Bullion and coins in which the Fund invests will be bought from and sold to institutions such as U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with, a regulated U.S. commodities exchange and who are qualified to provide an accepted certification of purity. Coins will be purchased for their metallic value and not for their currency or numismatic value. While bullion and coins do not generate income and may subject the Fund to certain taxes, insurance, shipping and storage costs, the Advisor believes that such investments could serve to moderate fluctuations in the value of the Fund's shares. Historically, prices of precious metals have tended not to fluctuate as widely as shares of companies engaged in precious metals-related businesses.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges but may also invest in securities traded over-the-counter. Investments include companies of varying size as measured by assets, sales or capitalization. The Fund may invest in certain closed-end investment companies holding foreign securities in accordance with the limitations of the 1940 Act.


SCUDDER HEALTH CARE FUND


Scudder Health Care Fund's ("Health Care Fund") investment objective is to seek long-term growth of capital primarily through investment in common stocks of companies that are engaged primarily in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems. These include companies that operate hospitals and other health care facilities; companies that design, manufacture or sell medical supplies, equipment and support services; and pharmaceutical firms. The Fund may also invest in companies engaged in medical, diagnostic, biochemical and biotechnological research and development.

The Fund invests in the equity securities of health care companies located throughout the world. In the opinion of the Advisor, investments in the health care industry offer potential for significant growth due to favorable demographic trends, technological advances in the industry, and innovations by companies in the diagnosis and treatment of illnesses.


Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in common stocks of companies in a group of related industries as described below. The Fund will invest in securities of U.S. companies, but may invest in foreign companies as well. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the health care sector are pharmaceuticals, biotechnology, medical products and supplies, and health care services. While the Fund invests predominantly in common stocks, the Fund may purchase convertible securities, rights, warrants and illiquid securities. The Fund may enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its total assets in U.S. Treasury securities, and agency and instrumentality obligations. For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such alternative strategies may be utilized.

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The Fund may not borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes, as determined by the Trustees. The Fund may engage up to 5% of its total assets in reverse repurchase agreements or dollar rolls.


SCUDDER TECHNOLOGY INNOVATION FUND


Scudder Technology Innovation Fund's ("Technology Innovation Fund") investment objective is to seek long-term growth of capital primarily through investment in common stocks of companies engaged in the development, production or distribution of technology-related products or services. These types of products and services currently include computer hardware and software, semi-conductors, office equipment and automation, and Internet-related products and services.


Under normal circumstances, the Fund will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in a group of related industries as described below. The Fund will invest in securities of U.S. companies, but may invest in foreign companies as well. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the technology sector are computers (including software, hardware and internet-related businesses), computer services, telecommunications and semi-conductors. While the Fund invests predominantly in common stocks, the Fund may purchase convertible securities, rights, warrants and illiquid securities. The Fund may enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its total assets in U.S. Treasury securities, and agency and instrumentality obligations. For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such alternative strategies may be utilized.


The Fund may not borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes, as determined by the Trustees. The Fund may engage up to 5% of its total assets in reverse repurchase agreements or dollar rolls.

Specialized Investment Techniques of the Funds


Asset-Indexed Securities. (Gold and Precious Metals Fund Only) The Fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Fund may purchase asset-indexed securities to the extent permitted by law.

Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund's Board of Directors/Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.


Common Stocks. Under normal circumstances, each Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Correlation of Gold and Gold Securities. (Gold and Precious Metals Fund Only) The Advisor believes that the value of the securities of companies that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of the Fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Convertible Securities. (Except for Gold and Precious Metals Fund) Each Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks.


The convertible securities in which the Funds may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than nonconvertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONS). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


Depositary Receipts. Each Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


Foreign Securities. Each Fund's investment in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.


Because investments in foreign securities will usually involve currencies of foreign countries, and because the Funds may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Strategic Transactions and Derivatives" below).

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Funds may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Gold or Precious Metals Custody. (Gold and Precious Metals Fund Only) Gold and other precious metals held by or on behalf of the Fund may be held on either an allocated or an unallocated basis inside or outside the U.S. Placing gold or precious metals in an allocated custody account gives the Fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, the Fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require the Fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

High Yield/High Risk Bonds. (Financial Services Fund Only) The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


Illiquid Securities and Restricted Securities. The Funds may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.


Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


Each Fund's Board (except Scudder Gold and Precious Metals Fund) has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, each Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, each Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


The Funds may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Funds may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between each Fund's decision to sell a restricted or illiquid security and the point at which each Fund is permitted or able to sell such security, each Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund.


Interfund Borrowing and Lending Program. Each Trust has received exemptive relief from the Securities and Exchange Commission (the "SEC") which permits a Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund-lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, a Fund will comply with its non-fundamental policy regarding borrowing.

Investment-Grade Bonds. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, each Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to sections 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Fund's ability to manage Uninvested Cash.


Each Fund will invest Uninvested Cash in Central Funds only to the extent that each Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.


Investment Company Securities. The Funds may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, the Funds may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Investing in Emerging Markets. (Gold and Precious Metals Fund, Technology Fund and Financial Services Fund Only) A Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.


Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.


Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.


Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund's Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, a Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which the Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.


Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.


Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.


The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.


IPO Risk. (Financial Services Fund, Technology Fund, Technology Innovation Fund and Health Care Fund Only) Securities issued through an initial public offering
(IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).


Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities and high grade debt obligations, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Mining and Exploration Risks. (Gold and Precious Metals Fund Only) The business of gold mining and mining for other precious metals by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Non-diversification. (except Technology Fund) Each Fund is classified as a non-diversified management investment company under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified fund.

Privatized Enterprises. (Gold and Precious Metals Fund, Technology Fund and Financial Services Fund Only) Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.


In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


Precious Metals. (Gold and Precious Metals Fund Only) The Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities related to gold, silver, platinum or other precious metals (including gold coin and bullion), which means that as a matter of fundamental policy, at all times, the Fund invests at least 25% of total assets in securities related to gold and in gold directly. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

In addition, when market conditions warrant, the Fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly.

The Fund may invest up to 25% of its assets in wholly owned subsidiaries of the Corporation which invest in gold, silver, platinum, diamonds and palladium bullion and in gold and silver coins. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the Fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary.

Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Real Estate Investment Trusts ("REITs"). (Health Care Fund and Technology Innovation Fund Only) Each of the Funds may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the "Code"), as amended, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund's, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


Repurchase Agreements. Each Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, that Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to that Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.


Short Sales Against the Box. Each Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. Each Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Fund may enter into short sales against the box.

Small Company Risk. (Financial Services Fund and Technology Fund Only) The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.


Warrants. Each Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.


Zero Coupon Securities. (Gold and Precious Metals Fund and Financial Services Fund Only) Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


Zero coupon securities include municipal securities, securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intend to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.


The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES" herein).

Strategic Transactions and Derivatives. The Funds may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Funds, and the Funds will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Funds.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Funds, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Funds can realize on its investments or cause the Funds to hold a security it might otherwise sell. The use of currency transactions can result in the Funds incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Futures. The Funds may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds' use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Funds to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If the Funds exercise an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Funds will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Funds the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Funds against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Funds will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Funds to require the Counterparty to sell the option back to the Funds at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Funds or fails to make a cash settlement payment due? in accordance with the terms of that option, the Funds will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Funds, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Funds' limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

The Funds may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Funds must be "covered" (i.e., the Funds must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Funds will receive the option premium to help protect it against loss, a call sold by the Funds exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Funds to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Funds may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Funds, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Funds holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Funds are engaging in proxy hedging. If a Fund enters into a currency hedging transaction, that Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Funds if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Funds may be obligated to pay. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Funds will require the Funds to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Funds on an index will require the Funds to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Funds requires the Funds to segregate cash or liquid assets equal to the exercise price.

Except when the Funds enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Funds to buy or sell currency will generally require the Funds to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Funds sell these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Funds, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Funds sell a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Funds will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Funds will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Funds must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Funds may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Funds could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Funds. Moreover, instead of segregating cash or liquid assets if the Funds held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a "when-issued", "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. Each Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by each Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

The Funds will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Investment Considerations. (Gold and Precious Metals Fund) In non-U.S. markets, issuers often issue new shares on a partially paid basis. The aggregate purchase price is paid in installments over a specified period, generally not more than nine months, during which time the shares trade freely on a partially paid basis. The Fund anticipates that it may purchase partially paid shares from time to time.

Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities.

Because direct investments in precious metals do not generate income, they may be subject to greater fluctuations in value than interest-paying and dividend-paying securities. Investors should also be aware that gold coins trade at approximately the current or spot price of the underlying gold bullion plus a premium which reflects, among other things, fabrication costs incurred in producing the coins. This premium has ranged from 2.5% to 15%. Any change in this premium will affect the value of the Fund's shares.

Changes in portfolio securities are normally made on the basis of investment considerations.

The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments.

Redemption in Kind. Although it is each Fund's present policy to redeem in cash, each Fund may satisfy a redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

Directors/Trustees Powers to Change Objectives and Policies

The objective and policies of each Fund described above may be changed, unless expressly stated to the contrary, by its respective Directors/Trustees without a vote of its shareholders. The Board will provide shareholders with at least 60 days' notice prior to making any changes to each Fund's 80% investment policy as described in the prospectus.


Master/Feeder Fund Structure


The Board of Directors/Trustees of each Fund has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder structure as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and the realization of taxable gain or loss.

                             MANAGEMENT OF THE FUNDS

Investment Advisor


The Advisor, an investment counseling firm, acts as investment advisor to each Fund. This organization, the predecessors of which are Scudder Kemper Investments, Inc. and Scudder, Stevens & Clark, Inc. is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counseling to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the applicable Corporation's/Trust's Board of Directors/Trustees.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


Pursuant to a separate investment management agreement with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as directors/trustees or officers of the Funds if elected to such positions.


The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. In selecting securities in which each Fund may invest, the conclusions and investment decisions of the Advisor with respect to each Fund are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the

Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Technology Fund and Technology Innovation Fund only: In addition, in certain cases, the investments for a Fund are managed by the same individuals (the "Hedge Fund Portfolio Managers") who manage one or more unregistered pooled investment vehicles ("hedge funds") advised by the Advisor. Conflicts can arise when a hedge fund effects a short sale of securities, if such securities are held long by a Fund. When Fund long positions are sold after the hedge fund sells the same security short, the trade could adversely affect the long positions held by the Fund. The Advisor has implemented written policies and procedures designed to reduce a Fund's risk related to these transactions, including a general policy that hedge fund and non-hedge fund accounts be treated fairly.

To effectuate this policy, the Advisor has adopted certain procedures that apply to "Tactical Transactions," i.e., hedge fund transactions involving the short sales of securities that are held as long investments in a non-hedge fund account or mutual fund managed by a Hedge Fund Portfolio Manager. These transactions are subject to documentation and post transaction review. Tactical Transactions that conform to these procedures are considered Pre-Approved Tactical Transactions. Any other Tactical Transaction requires written pre-approval by certain company officials.

The investment management agreements for Health Care Fund and Technology Innovation Fund dated October 2, 2000 and Gold and Precious Metals Fund dated July 7, 2001 were last approved by the Directors/Trustees on August 13, 2001 and the investment management agreements for Financial Services Fund and Technology Fund dated September 7, 1998 were last approved by the Trustees on September 25, 2001. Each investment management agreement will continue in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors/Trustees who are not parties to such investment management agreement or "interested persons," as such term is defined under the 1940 Act, of the Advisor or the applicable Corporation/Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the applicable Corporation/Trust's Directors/Trustees or of a majority of the outstanding voting securities of the applicable Fund. The investment management agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under each investment management agreement, the Advisor regularly provides the applicable Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased, held or sold and which portion of the applicable Fund's assets shall be held uninvested, subject to the applicable Corporation's/Trust's Articles of Incorporation/Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code and to a Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors/Trustees may from time to time establish. The Advisor also advises and assists the officers of the Corporation/Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Directors/Trustees and the appropriate committees of the Directors/Trustees regarding the conduct of the business of a Fund.

Under each investment management agreement, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the applicable Directors/Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as a Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of a Fund's federal, state and local tax returns; preparing and filing a Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of a Fund under applicable federal and state securities laws; maintaining a Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring a Fund's operating budget; processing the payment of a Fund's bills; assisting a Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting a Fund in the conduct of its business, subject to the direction and control of the applicable Directors/Trustees.

The Advisor pays the compensation and expenses of all Directors/Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Corporation/Trust, the services of such Directors/Trustees, officers and employees of the Advisor as may duly be elected officers or Directors/Trustees of the Corporation/Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.

Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors/Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Unless otherwise agreed to, each Fund is also responsible for its expenses from shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors/Trustees of the applicable Fund with respect thereto.

Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the investment management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the investment management agreement.

The Boards of Scudder Technology Fund and Scudder-Dreman Financial Services Fund approved the renewal of such Fund's investment management agreement on September 25, 2001. As part of the annual contract review process, commencing in July 2001, each Board, as a whole, the Independent Trustees, separately, and the Funds' Oversight Committees met on several occasions to consider the renewal of each Fund's investment management agreement and, for Dreman Financial Services Fund, subadvisory agreement. The Oversight Committees initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. At a meeting on September 25, 2001, each Board concluded that the terms of the investment management agreement between the Advisor and each Fund are fair and reasonable and the continuance of each agreement is in the best interest of each Fund.

In connection with their meetings, The Committees and Boards received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including (i) information about the nature and quality of services provided by the Advisor under the investment management agreements; (ii) information about the management fees, expense ratios and asset size of the Funds relative to peer groups; (iii) information about the level of the Advisor's profits with respect to the management of the Funds, including the methodology used to allocate costs among funds advised by the Advisor; and (iv) information about the short-term and long-term performance of the Funds relative to appropriate peer groups and one or a combination of market indices.

Investment Performance. Each Board reviewed the Funds' investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Boards considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, each Board has requested the Advisor to identify Scudder funds who performance rank in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. Each Board considered each Fund's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the unitary fee structure under the administration agreement and expense limitation commitments from the Advisor.

Profitability. The Boards considered the level of the Advisor's profits with respect to the management of the Funds, including a review of the Advisor's methodology in allocating its costs to the management of the Funds. The Boards considered the profits realized by the Advisor in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. The Boards also considered the Advisor's profit margins in comparison with available industry data.

Economies of Scale. The Boards considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Boards considered whether the management fee rate is reasonable in relation to the asset size of the Funds.

Advisor Personnel and Methods. The Boards considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Boards considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Boards also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Technology Fund. The Fund pays the Advisor an investment management fee, payable monthly, at 1/12 of the annual rates shown below:


Average Daily Net Assets                                       Technology Fund
------------------------                                       ---------------

$0 - $250 million                                                   0.58%
$250 million - $1 billion                                           0.55
$1 billion - $2.5 billion                                           0.53
$2.5 billion - $5 billion                                           0.51
$5 billion - $7.5 billion                                           0.48
$7.5 billion - $10 billion                                          0.46
$10 billion - $12.5 billion                                         0.44
Over $12.5 billion                                                  0.42


For the fiscal year ended October 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $10,608,000. For the fiscal year ended October 31, 2000, the fees incurred amounted to $26,538,107. For the fiscal year ended October 31, 2001, the Fund incurred a management fee of $17,186,344.

Financial Services Fund. The Fund pays the Advisor an investment management fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets                               Financial Services Fund
------------------------                               -----------------------

$0 - $250 million                                              0.75%
$250 million - $1 billion                                      0.72
$1 billion - $2.5 billion                                      0.70
$2.5 billion - $5 billion                                      0.68
$5 billion - $7.5 billion                                      0.65
$7.5 billion - $10 billion                                     0.64
$10 billion - $12.5 billion                                    0.63
over $12.5 billion                                             0.62

For the fiscal year ended November, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $1,544,000. For the fiscal year ended November 30, 2000, the fees incurred amounted to $1,286,014. For the fiscal year ended November 30, 2001, the Fund incurred a management fee of $961,912.

Subadvisor. (Financial Services Only) Dreman Value Management, L.L.C, ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the subadvisor for the Financial Services Fund. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor. DVM was formed in April 1997 and has served as subadvisor for Financial Services Fund since its inception in March, 1998.

Under the terms of the subadvisory agreement, DVM manages the investment and reinvestment of the Financial Services Fund portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DVM for its services a subadvisory fee, payable monthly, at the annual rate of 0.24% of the first $250 million of the Fund's average daily net assets, 0.23% of the average daily net assets between $250 million and $1 billion, 0.224% of average daily net assets between $1 billion and $2.5 billion, 0.218% of average daily net assets between $2.5 billion and $5 billion, 0.208% of average daily net assets between $5 billion and $7.5 billion, 0.205% of average daily net assets between $7.5 billion and $10 billion, 0.202% of average daily net assets between $10 billion and $12.5 billion and 0.198% of the Fund's average daily net assets over $12 billion.

The table below shows the total subadvisory fees paid by the Advisor to DVM for the last three fiscal periods.


Fund                         Fiscal 2001       Fiscal 2000       Fiscal 1999
----                         -----------       -----------       -----------


Financial Services Fund       $448,422         $410,209.69       $503,457.02

The subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Subadvisory Agreement.

Gold and Precious Metals Fund. The Fund will pay the Advisor an annual fee equal to 1.00% of the first $500 million of the Fund's average daily net assets and 0.95% of the Fund's average daily net assets exceeding $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended October 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $1,150,024. For the fiscal year ended October 31, 2000, the fees incurred amounted to $974,563. For the fiscal year ended October 31, 2001, the Fund incurred a management fee of $928,880, which was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

Subadvisor. (Gold and Precious Metals Fund Only) Scudder Investments Australia Limited ("SIAL"), Level 42, AAP Centre, 259 George Street, Sydney NSW 2000, Australia, an affiliate of Zurich Scudder Investments, Inc., is the subadvisor for the Fund. SIAL serves as subadvisor pursuant to the terms of a research and advisory agreement between it and the Advisor. SIAL has served as subadvisor to the Fund since March 2001.

Under the terms of the research and advisory agreement, SIAL manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.


The Advisor pays SIAL for its services a subadvisory fee, payable monthly, at the annual rate of 0.35% of the Fund's average monthly net assets.


The research and advisory agreement provides that SIAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the research and advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of SIAL in the performance of its duties or from reckless disregard by SIAL of its obligations and duties under the Research and Advisory Agreement.

The research and advisory agreement remains in effect until September 30, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the research and advisory agreement shall continue in effect until September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The research and advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.


Health Care Fund. The Fund paid the Advisor an annual fee equal to 0.85% of the Fund's average daily net assets payable monthly, provided the Fund will make interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Advisor had agreed until September 30, 2000 to maintain the total annualized expenses of the Fund at no more than 1.75%, of the average daily net assets of the Fund. For year ended May 31, 1999, the Advisor did not impose a portion of its management fee for the Fund amounting to $94,054, and the amount imposed aggregated $299,495. For the year ended May 31, 2000, the Advisor did not impose a portion of its management fee for the Fund, which amounted to $16,645, and the amount imposed aggregated $492,222.


Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Agreement") with ZSI. The Agreement is identical to the pre-existing investment management agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Agreement for Health Care Fund is equal to a rate of 0.85% of the first $500,000,000 of the average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended May 31, 2001, the fee pursuant to the Agreement for Health Care Fund aggregated $1,772,283, respectively, which was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.


Technology Innovation Fund. The Fund paid the Advisor an annual fee equal to 0.85% of the Fund's average daily net assets payable monthly, provided the Fund will make interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Advisor had agreed until September 30, 2000 to maintain the total annualized expenses of the Fund at no more than 1.75%, of the average daily net assets of the Fund. For the year ended May 31, 1999, the Advisor did not impose a portion of its management fee, which amounted to $70,757, and the amount imposed aggregated $469,131. For the year ended May 31, 2000, the management fee for the Fund amounted to $3,470,232.


Effective October 2, 2000, the management fee payable under the Agreement for Technology Innovation Fund is equal to a rate of 0.85% of the first $500,000,000 of the average daily net assets, 0.80% on the next $500,000,000, 0.75% on the next $500,000,000, 0.70% on the next $500,000,000 and 0.65% of such net assets in excess of $2, 000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended May 31, 2001, the fee pursuant to the Agreement for Technology Innovation Fund aggregated $5,718,033, which was equivalent to annual effective rate of 0.84% of the Fund's average daily net assets. In addition the Advisor reimbursed Technology Innovation Fund $501,810 for losses incurred in connection with certain portfolio transactions and is included in realized gains in the Statement of Operations.

Gold and Precious Metals Fund, Health Care Fund and Technology Innovation Fund Only. Each investment management agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the applicable Corporation/Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use a Scudder Marks in the Corporation/Trust's investment products and services.

In reviewing the terms of the each investment management agreement and in discussions with the Advisor concerning such agreements, the Directors/Trustees of the Corporation/Trust who are not "interested persons" of the Advisor are represented by independent counsel at the applicable Fund's expense.


Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.


None of the officers or Directors/Trustees of a Corporation/Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term "Scudder Investments" is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.

AMA InvestmentLink(SM) Program (Gold and Precious Metals Fund, Health Care Fund and Technology Innovation Fund Only)

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.


Code of Ethics


The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Corporation/Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Brokerage Commissions

Allocation of brokerage may be performed by the Advisor or, if applicable, a Fund's Subadvisor (the "Subadvisor").

The primary objective of the Advisor or Subadvisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor or Subadvisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) with commissions charged on comparable transactions, as well as by comparing commissions paid by a particular Fund to reported commissions paid by others. The Advisor or Subadvisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Funds' purchases and sales of fixed-income securities are generally placed by the Advisor or Subadvisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's or Subadvisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or Subadvisor or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor or Subadvisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor or Subadvisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or Subadvisor or a Fund in exchange for the direction by the Advisor or Subadvisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor or Subadvisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research services from broker/dealers may be useful to a Fund and to the Advisor or Subadvisor, it is the opinion of the Advisor that such information only supplements the Advisor's or Subadvisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's or Subadvisor's staff. Such information may be useful to the Advisor or Subadvisor in providing services to clients other than a Fund, and not all such information is used by the Advisor or Subadvisor in connection with a Fund. Conversely, such information provided to the Advisor or Subadvisor by broker/dealers through whom other clients of the Advisor or Subadvisor effect securities transactions may be useful to the Advisor or Subadvisor in providing services to a Fund.

Technology Fund. For the fiscal years ended October 31, 2001, 2000 and 1999, the Fund paid total brokerage commissions of $3,269,989, $2,153,663 and $1,173,163.

For the fiscal year ended October 31, 2001, the Fund paid brokerage commissions of $1,382,581 (42.28% of the total brokerage commissions), resulting from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Advisor. The total amount of brokerage transactions aggregated $7,205,449,998, of which $2,587,001,948 (35.90% of all brokerage transactions) were transactions which included research commissions

Financial Services Fund. For the fiscal years ended November 30, 2001, 2000 and 1999, the Fund paid total brokerage commissions of $96,351, $37,245 and $103,197.

For the fiscal year ended November 30, 2001, the Fund paid brokerage commissions of $19,893 (20.65% of the total brokerage commissions), resulting from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Advisor. The total amount of brokerage transactions aggregated $129,857,319, of which $16,446,993 (12.67% of all brokerage transactions) were transactions which included research commissions.

Gold and Precious Metals Fund. For the fiscal years ended October 31, 2001, 2000 and 1999 the Fund paid total brokerage commissions of $591,339, $78,841 and $778,462.

For the fiscal year ended October 31, 2001, the Fund paid brokerage commissions of $162,080 (27.41%) of the total brokerage commissions), resulting from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or Advisor. The total amount of brokerage transactions aggregated $206,223,195, of which $44,078,477 (21.37% of all brokerage transactions) were transactions which included research commissions.

Health Care Fund. For the fiscal years ended May 31, 2001, 2000 and 1999 the Fund paid total brokerage commissions of $227,421, $107,532 and $74,815.

For the fiscal year ended May 31, 2001, $146,422 (64.34% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Advisor. The total amount of brokerage transactions aggregated, for the fiscal year ended May 31, 2001 was $423,846,287, of which $149,379,024 (35.24%) were transactions which included research commissions.

Technology Innovation Fund. For the fiscal years ended May 31, 2001, 2000 and 1999 the Fund paid total brokerage commissions of $869,605, $212,095 and $75,697.

For the fiscal year ended May 31, 2001, $558,970 (64.28% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Advisor. The total amount of brokerage transactions aggregated, for the fiscal year ended May 31, 2001 was $2,773,379,773 of which $1,480,406,799 (53.38% of all transactions) were transactions which included research commissions.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

The portfolio turnover rates for Technology Fund and Gold and Precious Metals Fund for the fiscal year ended October 31, 2001 were 59% and 113%, respectively and for the fiscal year ended October 31, 2000 were 59% and 15%, respectively.

The portfolio turnover rates for Financial Services Fund for the fiscal years ended November 30, 2001 and 2000 were 17% and 9%, respectively.

The portfolio turnover rates for Health Care Fund for the fiscal years ended May 31, 2001 and 2000 were 65% and 142%, respectively.

The portfolio turnover rates for Technology Innovation Fund for the fiscal years ended May 31, 2001 and 2000 were 165% and 83%, respectively.

A higher rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

Administrative Agreement

Effective December 29, 2000 for Technology Innovation Fund and Health Care Fund, and June 25, 2001 for Technology Fund, Gold and Precious Metals Fund and Financial Services Fund, each Fund has entered into an administrative services agreement ("Administrative Agreements") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an annual administrative services fee (the "Administrative Fee") of 0.375% for Technology Innovation Fund, 0.375% for Health Care Fund, 0.225% for Technology Fund, 0.675% for Gold and Precious Metals Fund, and 0.350% for Financial Services Fund for

Class A shares, 0.425% for Technology Innovation Fund, 0.425% for Health Care Fund, 0.425% for Technology Fund. 0.725% for Gold and Precious Metals Fund and 0.400% for Financial Services Fund for Class B shares, 0.40% for Technology Innovation Fund, 0,40% for Health Care Fund, 0.325% for Technology Fund, 0.700% for Gold and Precious Metals Fund and 0.375% for Financial Services Fund for Class C shares, and 0.100% for Class I shares for Technology Fund and Health Care Fund of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, each Fund will not benefit from economies of scale derived from increases in assets.

Administrative services fees paid by each Fund are set forth below:

In accordance with the new Administrative Agreement for Financial Services Fund for the period June 25, 2001 (commencement of Administrative Agreement) through November 30, 2001, the administrative expense charged to the Fund was as follows:

                                                          Unpaid at               Unpaid at                Unpaid at
                                                      November 30, 2001       November 30, 2001        November 30, 2001
 Class A            Class B            Class C             Class A                 Class B                  Class C
 -------            -------            -------             -------                 -------                  -------
$119,659           $147,430            $29,955             $24,396                 $30,270                   $6,160

In accordance with the new Administrative Agreement for Technology Fund for the period June 25, 2001 (commencement of Administrative Agreement) through October 31, 2001, the administrative expense charged to the Fund was as follows:

                                                    Unpaid at        Unpaid at           Unpaid at            Unpaid at
                                                   October 31,      October 31,         October 31,          October 31,
                                                      2001              2001                2001                 2001
 Class A       Class B     Class C     Class I       Class A          Class B             Class C              Class I
 -------       -------     -------     -------       -------          -------             -------              -------
$1,360,608     $854,028    $142,575     $9,839      $287,001         $175,769             $29,969              $2,057

In accordance with the new Administrative Agreement for Gold and Precious Metals Fund for the period June 25, 2001 (commencement of Administrative Agreement) through October 31, 2001, the administrative expense charged to the Fund was as follows:

                                                            Unpaid at            Unpaid at October    Unpaid at October
                                                         October 31, 2001            31, 2001             31, 2001
Class A            Class B            Class C                Class A                  Class B              Class C
-------            -------            -------                -------                  -------              -------
 $342                $265               $33                    $154                    $177                  $20

In accordance with the Administrative Agreement, for Health Care Fund for the period December 29, 2000 (commencement of Administrative Agreement) through May 31, 2001, the administrative expense charged to the Fund was as follows:

                                               Unpaid at          Unpaid at           Unpaid at            Unpaid at
                                              May 31, 2001      May 31, 2001        May 31, 2001          May 31, 2001
Class A      Class B    Class C   Class I       Class A            Class B             Class C              Class I
-------      -------    -------   -------       -------            -------             -------              -------
$3,895       $2,784      $596        $1          $1,798            $1,189               $258                   --

In accordance with the Administrative Agreement for Technology Innovation Fund for the period December 29, 2000 (commencement of Administrative Agreement) through May 31, 2001, the administrative expense charged to the Fund was as follows:

                                                    Unpaid at         Unpaid at       Unpaid at May 31,
                                                  May 31, 2001       May 31, 2001            2001
Class A           Class B          Class C           Class A           Class B             Class C
-------           -------          -------           -------           -------             -------
  $554             $130              $184             $238               $37                 $126


Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.


Each Administrative Agreement has an initial term of three years, ending September 30, 2003, subject to earlier termination by each Fund's Board. The Administrative Agreements shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Directors/Trustees, including the independent Directors/Trustees. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.

Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors/Trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.


Underwriter


Pursuant to separate Underwriting and Distribution Services Agreements ("Distribution Agreements"), and a separate Shareholder Services Agreement ("Services Agreement") Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, B, C and I shares of the Funds and acts as agent of each Fund in the continuous offering of its shares. SDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of Shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.

The Distribution Agreements for Gold and Precious Metals Fund, Health Care Fund and Technology Innovation Fund, dated November 13, 2000 were last approved by the applicable Directors/Trustees on August 13, 2001 and the Distribution Agreement for Technology Fund and Financial Services Fund, dated October 1, 1999 were last approved by the Trustees on September 25, 2001. Each Distribution Agreement will remain in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board of Directors/Trustees of a Fund, including the Directors/Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the agreement. The Distribution Agreements automatically terminate in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of a majority of the Board of Directors/Trustees or a majority of the Directors/Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement or a "majority of the outstanding voting securities", as such term is defined under the 1940 Act of the class of each Fund. The Distribution Agreements may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of such Fund, and all material amendments must in any event be approved by the Board of Directors/Trustees in the manner described above with respect to the continuation of the Distribution Agreements.

Each Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of Directors/Trustees for each Fund, including the Directors/Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement. The Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board of Directors/Trustees of a Fund who are not interested persons of a Fund and who have no direct or indirect financial interest in the Services Agreement or a "majority of the outstanding voting securities", as such term is defined under the 1940 Act of the Class A, B or C shares. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such class of a Fund, and all material amendments must in any event be approved by the Board of Directors/Trustees in the manner described above with respect to the continuation of the Services Agreement.

Class A Shares. SDI receives no compensation from any Fund as principal underwriter for Class A shares and pays all expenses of distribution of a Fund's Class A shares under the Distribution Agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of a Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of Financial Services Fund, Technology Fund, Gold and Precious Metals Fund, Health Care Fund and Technology Innovation Fund's Class A shares for the periods noted.

This Services Agreement fee authorizes each Fund to pay SDI a fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement as discussed below. Prior to June 25, 2001, these fees were paid pursuant to an administrative agreement with SDI.

                                                Commissions        Commissions
                                                Retained by        Underwriter               Commissions Paid to
Fund                       Fiscal Year          Underwriter        Paid to All Firms         Affiliated Firms
----                       -----------          -----------        -----------------         ----------------
Financial Services Fund        2001                $______              $_______                       $_
                               2000                $54,000              $108,000                       $0
                               1999                $38,000              $277,000                       $0

Technology Fund                2001                $______               $______                   $_____
                               2000             $1,320,000            $3,114,000                       $0
                               1999               $393,000            $1,170,000                       $0

Gold and Precious Metals       2001                $0_____               $______                  $______
Fund

Class A, Class B and Class C Rule 12b-1 Plans

Distribution Services. Each Fund has adopted a plan under Rule 12b-1 (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Since the Distribution Agreements provide for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of a Fund to make payments to SDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI in excess of its fees under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to reimburse SDI for its expenses incurred. The Rule 12b-1 Plan may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of each Fund, and all material amendments must in any event be approved by the Board of Directors/Trustees in the manner described above with respect to the continuation of the Rule 12b-1 Plan.

For its services under the Distribution Agreements, SDI receives a fee from each Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreements, SDI receives a fee from each Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by SDI or the Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Prior to the implementation of the Administrative Agreement, the administrative services fees paid by each Fund are set forth below:

                              Administrative Service Fees Paid by Fund
                              ----------------------------------------

                                                                                 Total Service Fees     Service Fees Paid by
                                                                                      Paid by             Administrator to
                            Fiscal                                                 Administrator              Scudder
Fund                         Year      Class A      Class B       Class C             to Firms            Affiliated Firms
----                         ----      -------      -------       -------             --------            ----------------
Financial Services Fund      2000       $167,000     $193,000      $38,000             $439,000                     $0
                             1999       $331,382     $207,060      $35,493             $516,335                     $0

Technology Fund              2000     $7,936,000   $3,025,000     $550,000          $11,721,000                $12,000
                             1999     $2,834,000     $633,000      $92,000           $3,738,000                 $6,000

Shareholder Services. Pursuant to the Rule 12b-1 Plans, shareholder or administrative services are provided to each Fund on behalf of Class A, B and C shareholders under the Services Agreement with SDI. SDI bears all its expenses of providing services pursuant to the shareholder agreement between SDI and a Fund, including the payment of service fees. Each Fund pays SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of such Fund.

SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or the applicable Fund. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Service Agreements not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on the Fund's records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder services. The Board of Directors/Trustees of the applicable Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Certain Directors/Trustees or officers of one or more Funds are also directors or officers of the Advisor or SDI, as indicated under "Directors/Trustees and Officers."

Expenses of the Financial Services Fund, Technology Fund, Gold and Precious Metals Fund, Health Care Fund and Technology Innovation Fund in connection with the Rule 12b-1 Plans for Class B and Class C are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses:


                                                           Contingent       Total       Distribution
                                         Distribution       Deferred     Distribution   Fees Paid by
                                         Fees Paid by     Sales Charge   Fees Paid by   Underwriter
Fund Class                    Fiscal       Fund to              to        Underwriter   to Affiliated
B Shares                       Year      Underwriter       Underwriter     to Firms        Firms
--------                       ----      -----------       -----------     --------        -----
Financial Services Fund        2001       $659,082          $259,709       $342,130           $0
                               2000       $591,670          $462,095       $1,053,765         __
                               1999       $734,974          $636,753       $591,150           __

Technology Fund                2001
                               2000       $8,716,430        $1,848,557     $10,564,987        $0
                               1999       $1,930,000        $555,000       $3,383,000         $0

Gold and Precious Metals                                    $0
Fund                           2001       $267                             $6,965             $0

                                         Other Distribution Expenses Paid by Underwriter
                                         -----------------------------------------------

                              Advertising                 Marketing and      Misc.
Fund Class                        and         Prospectus      Sales        Operating       Interest
B Shares                      Literature       Printing      Expenses       Expenses       Expenses
--------                      ----------       --------      --------       --------       --------
Financial Services Fund         $30,868        $10,546       $15,919        $6,087         $456,800
                                $84,446        $7,820        $46,801        $11,474        $562,414
                                $91,349        $7,137        $224,248       $43,249        $463,498

Technology Fund
                                $1,924,069     $187,542      $1,280,474     $308,145       $2,515,804
                                $217,770       $17,780       $650,080       $100,802       $641,408

Gold and Precious Metals
Fund                            $15            $2            $19            $1             $82

                                                        Contingent         Total        Distribution
                                                        Deferred    Distribution Fees   Fees Paid by
                                  Distribution Fees   Sales Charge       Paid by       Underwriter
Fund Class                 Fiscal  Paid by Fund to         to         Underwriter to   to Affiliated
C Shares                    Year     Underwriter       Underwriter         Firms           Firms
--------                    ----     -----------       -----------         -----           -----
Financial Services Fund     2001     $142,498            $4,653         $149,588            $0
                            2000     $116,968            $8,691         $125,659            __
                            1999     $125,064            $37,892        $123,614            $0

Technology Fund             2001
                            2000     $1,570,016          $75,243        $1,645,259          $0
                            1999     $288,000            $7,000         $366,000            $0

Gold and Precious Metals
Fund                        2001     $36                 $0             (3,858)             $0

                                        Other Distribution Expenses Paid by Underwriter
                                        -----------------------------------------------

                           Advertising                  Marketing and        Misc.
Fund Class                     and         Prospectus        Sales         Operating      Interest
C Shares                   Literature       Printing       Expenses         Expenses      Expenses
--------                   ----------       --------       --------         --------      --------
Financial Services Fund      $9,085           $821          $4,419          $1,797        $29,270
                             $35,064          $3,063        $18,600         $4,473        $29,365
                             $28,022          $2,380        $75,123         $21,034       $18,039

Technology Fund
                             $672,229         $64,457       $441,918        $116,673      $114,584
                             $53,868          $4,478        $164,379        $30,590       $41,886

Gold and Precious Metals
Fund                         $1               $0            $1              $0            $0

                             FUND SERVICE PROVIDERS

Custodian, Transfer Agent and Shareholder Service Agent


State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of Technology Fund, Financial Services Fund, Health Care Fund and Technology Innovation Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

Gold and Precious Metals Fund

Brown Brothers Harriman & Company ("BBH"), 40 Water Street, Boston, Massachusetts 02109, as custodian, has custody of all securities and cash of the Fund held outside the United States. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as the Fund's transfer, dividend-paying agent and shareholder service agent for each Fund's Class A, B, and C shares. SISC received as transfer agent an annual account fee of $5.00 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charges (Class B shares only) and out-of-pocket expense reimbursement. Effective June 25, 2001, these fees are paid by the Advisor pursuant to the Administrative Agreement.

Technology Fund and Financial Services Fund

SSB is also each Fund's transfer agent and dividend paying agent. Pursuant to an agreement with SSB, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as each Fund's transfer, dividend-paying agent and shareholder service agent for each Fund's Class A, B, C and I shares. SISC receives as transfer agent an annual account fee of $10.00 per account ($18.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset based fee of 0.08% and out-of-pocket expense reimbursement. Effective June 25, 2001, these fees are paid by the Advisor pursuant to the Administrative Agreement.

Health Care Fund and Technology Innovation Fund

SSB is also each Fund's transfer agent and dividend paying agent. Pursuant to an agreement with SSB, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as each Fund's transfer, dividend-paying agent and shareholder service agent for the Fund's Class A, B, C and I shares for Health Care Fund. SISC received as transfer agent an annual account fee of $5.00 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charges (Class B shares only) and out-of-pocket expense reimbursement. Effective December 29, 2000, these fees are paid by the Advisor pursuant to the Administrative Agreement.

Technology Fund

Prior to June 25, 2001, the amount charged to Class A, B, C and I shares by SISC aggregated $3,219,152, $1,548,283, $192,246 and $21,792, respectively.

Effective June 25, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Financial Services Fund

Prior to June 25, 2001, the amount charged to Class A, B and C shares by SISC aggregated $106,399, $123,131 and $25,020, respectively.

Effective June 25, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.


Auditors


The financial highlights of Financial Services Fund and Technology Fund included in each Fund's prospectus and the financial statements of each Fund incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent auditors, given on the authority of said firm as experts in accounting and auditing. Ernst & Young LLP audits the financial statements of each Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial highlights of Gold and Precious Metals Fund, Health Care Fund and Technology Innovation Fund included in each Fund's prospectus and the Financial Statements of each Fund incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP ("PwC"), 160 Federal Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PwC audits the financial statements of each Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Dechert, Ten Post Office Square, South, Boston, Massachusetts 02109, serves as legal counsel to Financial Services Fund, Health Care Fund and Technology Innovation Fund.

Willkie Farr and Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to Gold and Precious Metals Fund.

Vedder, Price, Kaufman and Kammholz, 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to Technology Fund.


Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. SFAC receives an annual fee of 2.50 of 1% of average daily net assets for the first $150 million of fund net assets, 0.75 of 1% of average daily net assets for the next $850 million of fund net assets, and 0.45 of 1% of average daily net assets for the excess over $1 billion of fund net assets for its services to the Funds. Effective June 25, 2001 for Technology Fund and Financial Services Fund, these fees are paid by the Advisor pursuant to the Administrative Agreement.


Currently, SFAC receives no fee for its services to the Technology Fund; however, subject to Board approval, some time in the future, SFAC may seek payment for its services under this agreement.


Gold and Precious Metals Fund. Effective June 25, 2001, the above fees are paid by the Advisor pursuant to the Administrative Agreement.

Financial Services Fund. Prior to June 25, 2001, the amount charged by SFAC aggregated $41,886. For the year ended November 30, 1999, SFAC imposed its fee for the Fund aggregating $94,000. For the year ended November 30, 2000, SFAC imposed its fee for the Fund aggregating $77,725.


Health Care Fund. For the year ended May 31, 1999, SFAC imposed its fee for the Fund aggregating $37,500. For the year ended May 31, 2000, SFAC imposed its fee for the Fund aggregating $43,815. Prior to October 2, 2000, SFAC imposed its fee aggregating $18,676, of which all is paid at May 31, 2001.

Technology Innovation Fund. For the year ended May 31, 1999, SFAC imposed its fee for the Fund aggregating $39,654. For the year ended May 31, 2000, SFAC imposed its fee for the Fund $73,522. Prior to October 2, 2000, SFAC imposed its fee aggregating $34,973, of which all is paid at May 31, 2001.

In accordance with the new Administrative Agreements, the above fees are now paid by the Advisor.


                                   PERFORMANCE


From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class. Class A, B and C shares, for Gold and Precious Metals Fund, are newly offered and therefore have no available performance information.

Performance figures for Class B and C shares of the Technology Fund prior to their commencement of sales are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The adjustment is calculated by measuring the actual return differential between Class B and C shares over a common three year period (June 30, 1996 - June 30, 1999). This relative performance comparison is then used to impute B and C share performance from A share returns for periods prior to the inception of such B and C shares. The performance figures are also adjusted to reflect the maximum initial sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The performance figures for Financial Services Fund are also adjusted to reflect the maximum initial sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for class C Shares.

Performance figures for Gold and Precious Metals Fund, Health Care Fund and Technology Innovation Fund for Class A, Class B and C shares are derived from the historical performance of Class S shares, adjusted to reflect the higher operating expenses applicable to Class A, B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent actual and adjusted performance figures of the Class A, B and C shares of a Fund as described above (as applicable); they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:
                 T         =       Average Annual Total Return
                 P         =       a hypothetical initial investment of $1,000
                 n         =       number of years
                 ERV       =       ending redeemable value: ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

           Average Annual Total Returns (After Taxes on Distributions)

                                P(1+T)^n = ATV(D)

Where:
                 P         =       a hypothetical initial investment of $1,000
                 T         =       average annual total return (after taxes on
                                   distributions)
                 n         =       number of years
                 ATV(D)    =       ending value of a hypothetical $1,000
                                   payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

                                P(1+T)^n = ATV(D)

Where:
                 P         =       a hypothetical initial investment of $1,000
                 T         =       average annual total return (after taxes on
                                   distributions and redemption)
                 n         =       number of years
                 ATV(D)    =       ending value of a hypothetical $1,000
                                   payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions


       Average Annual Total Returns for the Period Ended October 31, 2001
                       (Adjusted for Maximum Sales Charge)


                                                          1 Year           5 Years           10 Years        Life of Fund
                                                          ------           -------           --------        ------------
Technology Fund -- Class A                               -59.95%            7.76%             12.48%              --
Technology Fund -- Class B*                              -58.98%            7.85%             12.01%              --
Technology Fund -- Class C*                              -57.85%            8.10%             12.18%              --
Technology Fund -- Class I                               -57.33%            9.36%              N/A              11.09%
Gold and Precious Metals Fund -- Class A(1)(2)(3)(4)      21.53%          -12.73%              0.02%              --
Gold and Precious Metals Fund -- Class B(1)(2)(3)(4)      24.88%          -12.56%             -0.19%              --
Gold and Precious Metals Fund -- Class C(1)(2)(3)(4)      27.90%          -12.38%             -0.17%              --

* Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the periods prior to their introduction is based upon the performance of Class A shares from the inception date of the Fund's Class A shares through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.

(1) Because Class A, B and C shares were not introduced until June 25, 2001, the returns for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares.


(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

(3) If the Advisor had not absorbed a portion of Fund expenses and had imposed a full management fee, the average annual total return for the life of the Fund would have been lower.


(4) On September 15, 1998, Scudder Gold and Precious Metals Fund changed its fiscal year end from June 30 to October 31.

     Average Annual Total Returns for the Period Ended November 30, 2001(2)
                       (Adjusted for Maximum Sales Charge)

                                                   1 Year       Life of Fund(+)
                                                   ------       ------------
Financial Services Fund -- Class A                 -3.79%            1.77%
Financial Services Fund -- Class B                 -1.72%            2.04%
Financial Services Fund -- Class C                  1.22%            2.62%


(+)   Since March 9, 1998.

     Average Annual Total Returns for the Period Ended May 31, 2001 (1)(2)
                      (Adjusted for Maximum Sales Charge)


                                                   1 Year       Life of Fund(3)*
                                                   ------       ------------

Health Care Fund -- Class A                         7.84%            16.41%
Health Care Fund -- Class B                        10.55%            15.97%
Health Care Fund -- Class C                        13.57%            16.43%

                                                  1 Year         Life of Fund*
                                                  ------         ------------


Technology Innovation Fund -- Class A             -46.56%           20.03%
Technology Innovation Fund -- Class B             -45.29%           20.88%
Technology Innovation Fund -- Class C             -43.72%           21.31%

(1) Because Class A, B and C shares were not introduced until December 29, 2000, the returns for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares as described above.

(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

(3)   The Fund commenced operations on March 2, 1998.

* The Advisor maintained expenses for the Class S shares of the Fund for the fiscal period ended May 31, 1999. The total return for the life of the Fund, had the Advisor not maintained Fund expenses, would have been lower.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated by computing the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                                 T = (ERV/P) - 1

Where:

         T        =        Total Return
         P        =        a hypothetical initial investment of $1,000
         ERV      =        ending redeemable value: ERV is the value, at the
                           end of the applicable period, of a hypothetical
                           $1,000 investment made at the beginning of the applicable period.

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of a Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of a Fund's and classes' performance data.

Quotations of a Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of a Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of a Fund's and class' expenses.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning a Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which a Fund invests.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage a Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a "risk/return spectrum" which compares a Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund.

                        PURCHASE AND REDEMPTION OF SHARES


Fund Shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for each of Class A, B or C shares of the Fund is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. A Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.


Purchase of Shares


Alternative Purchase Arrangements. Fund shares are sold at their public offering price, which is the net asset value per share next determined after an order is received in proper form, plus, with respect to Class A shares, an initial sales charge. Class A shares of each Fund are sold to investors subject to an annual Rule 12b-1/shareholder services fee of 0.25%. Class B and Class C shares are sold subject to an annual Rule 12b-1/shareholder service fee of 1.00%. That portion of the Rule 12b-1/shareholder services fee for each of Class A, Class B and Class C attributable to shareholder services is 0.25%.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution and service fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                         Annual 12b-1
                                                   Distribution/Service Fees
              Sales Charge                           (as a % of average         Other Information
              ------------                            daily net assets)         -----------------
                                                      -----------------
Class A       Maximum initial sales charge of               0.25%               Initial sales charge waived or reduced
              5.75% of the public offering price                                for certain purchases

Class B       Maximum contingent deferred sales             1.00%               Shares convert to Class A shares six
              charge of 4% of redemption                                        years after issuance
              proceeds; declines to zero after
              six years

Class C       Contingent deferred sales charge of           1.00%               No conversion feature
              1% of redemption proceeds for
              redemptions made during first year
              after purchase

Due to the desire of each Corporation's/Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                        Allowed to Dealers
                                           As a Percentage of     As a Percentage of    as a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*       Offering Price
------------------                            --------------       ----------------       --------------
Less than $50,000                                  5.75%                6.10%                  5.20%
$50,000 but less than $100,000                     4.50                 4.71                   4.00
$100,000 but less than $250,000                    3.50                 3.63                   3.00
$250,000 but less than $500,000                    2.60                 2.67                   2.25
$500,000 but less than $1 million                  2.00                 2.04                   1.75
$1 million and over                                 .00**                .00**                     ***

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by SDI as discussed below.

Each Fund receives the entire net asset value of all its shares sold. SDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


Class A shares of each Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 (the "Large Order NAV Purchase Privilege") including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code
Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."


SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

            Compensation Schedule #1(1)                   Compensation Schedule #2(2)           Compensation Schedule #3(2)
            ---------------------------                   ---------------------------           ---------------------------
                                          As a                                  As a                                As a
             Amount of               Percentage of    Amount of Shares      Percentage of       Amount of       Percentage of
            Shares Sold             Net Asset Value          Sold          Net Asset Value     Shares Sold     Net Asset Value
            -----------             ---------------          ----          ---------------     -----------     ---------------
$1 million to $5 million                 1.00%       Under $15 million          0.50%       Over $15 million        0.25%

Over $5 million to $50 million           0.50%               --                  --                --                --

Over $50 million                         0.25%               --                  --                --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.


(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.


The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund or of any other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.



Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.



Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisors registered under the

1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. A Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."


SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Advisor."

Class B shares of a Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for SDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Advisor."

Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from Scudder Distributors, Inc. ("SDI"), principal underwriter for the Fund, and, in the case of category (4) above, selected dealers authorized by SDI.


Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B Shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C Shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of Shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent (KemFlex Plans). Orders for Class B Shares or Class C Shares for KemFlex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A Shares at net asset value when the combined subaccount value in a Fund or other Eligible Funds or other plan investments listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," Letter of Intent" and "Cumulative Discount" features described under "Special Features." For purposes of redirecting contributions, KemFlex Plan values will be calculated annually.

KemFlex Plans that satisfy each of the conditions described below may direct the Shareholder Service Agent to convert plan assets invested in Class B Shares to Class A Shares at net asset value without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a KemFlex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Shareholder Service Agent; (2) the plan must have elected to purchase Class A Shares of the Eligible Funds at net asset value for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Shareholder Service Agent for at least four years. When eligible, KemFlex Plan sponsors must elect in writing to the Shareholder Service Agent in order to convert plan assets from Class B Shares to Class A Shares.

For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. In particular, for information concerning the eligibility of investors to purchase Class A Shares at net asset value, see "Purchase of Shares -- Initial Sales Charge Alternative" and for information on special rules for aggregating assets of KemFlex Plans for eligibility for the Combined Purchase and related features, see "Special Features -- Class A Shares -- Combined Purchases." Financial services firms may receive different compensation depending upon which class of shares they sell. Class I shares are available only to certain institutional investors.


General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.


SDI may, from time to time, pay or allow to firms a 1.00% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.


Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly.


Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the shareholder service agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

Each Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.


ax Identification Number. Be sure to complete the Tax Identification Number section of a Fund's application when you open an account. Federal tax law requires a Fund to withhold 30% (for 2002 and 2003) of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.


Shareholders should direct their inquiries to Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

Redemption or Repurchase of Shares


General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by a Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the shareholder service agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


The redemption price for shares of a class of a Fund will be the net asset value per share of that class of that Fund next determined following receipt by the shareholder service agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, a Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and QuickBuy/QuickSell transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless that Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to SDI, which the Fund has authorized to act as its agent. There is no charge by SDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by SDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by SDI prior to the close of SDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.


Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of each Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the shareholder service agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the shareholder service agent deems it appropriate under then-current market conditions. Once authorization is on file, the shareholder service agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the shareholder service agent with signatures guaranteed as described above or contact the firm through which shares of each Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the shareholder service agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1.00% if they are redeemed within one year of purchase and .050% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's automatic withdrawal plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.


Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

     Year of Redemption                    Contingent Deferred
       After Purchase                         Sales Charge
       --------------                         ------------

         First                                      4%
         Second                                     3%
         Third                                      3%
         Fourth                                     2%
         Fifth                                      2%
         Sixth                                      1%


The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (see "Special Features -- Automatic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholders' life expectancy including, but not limited to, substantially equal periodic payments described in IRC
Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the IRC and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1.00% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Automatic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in IRC Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2002 will be eligible for the second year's charge if redeemed on or after March 1, 2000. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.


Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any other Scudder fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Scudder Funds. A shareholder of a Fund or other Scudder Funds who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of a Fund or of other Scudder Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Scudder Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.



Special Features


Class A Shares -- Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder Dividend & Growth Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold and Precious Metals Fund, Scudder Growth Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund, Scudder High-Yield Opportunity Fund, Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder International Research Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder Research Fund, Scudder S&P 500 Stock Fund, Scudder Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, The Japan Fund, Inc., ("Scudder Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered a "Scudder Fund" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds," (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B, Class C and Class I shares may exchange their shares for shares of the corresponding class of other Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Fund and Class C shares of any other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

Class I Shares. Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates and (ii) Class I shares of any other mutual fund listed in the Statement of Additional Information. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates may exchange their shares for Class I shares of any other mutual fund to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves
Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Scudder Investments Service Company, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.


Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Scudder Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated ClearingHouse System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem Shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Scudder Shareholder Services toll free at (800) 621-1048, Monday through Friday, 8:00 a.m. to

3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as IRAs.


Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes a Fund and its agents to either draw checks or initiate Automated ClearingHouse debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Funds are not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a automatic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making automatic withdrawals. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a automatic withdrawal plan. The right is reserved to amend the automatic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or a Fund.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the IRS or other assurance acceptable to A Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the IRC, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the IRC. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Dividends


Each Fund distributes any net realized short-term and long-term capital gains at least annually.

A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors/Trustees of the Funds or the Trust determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds as described in the prospectus.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.


Taxes

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute and has qualified as such from inception. Each Fund intends to qualify for such treatment. Such qualification does not involve governmental supervision of management or investment practices or policies.

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain in excess of net long-term capital loss) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.


If for any taxable year a Fund does not qualify for special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such an event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits and would be eligible for the dividends received deductions in the case of corporate shareholders.

Investment company taxable income generally is made up of dividends, interest, and net short-term capital gains in excess of net long-term capital losses, less expenses. Net capital gains (the excess of net long-term capital gain over net short-term capital loss) are computed by taking into account any capital loss carryforward of the Funds.

At November 30, 2001, Financial Services Fund had a net tax basis capital loss carryforward of approximately $4,459,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2008, ($2,554,000) and November 30, 2009 ($1,905,000), the
expiration dates, whichever occurs first. In addition from November 1, 2001 through November 30, 2001 the Fund incurred approximately $3,488,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2002.

At October 31, 2001, Gold and Precious Metals Fund had a net tax basis capital loss carryforward of approximately $85,061,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($22,426,000), October 31, 2006 ($52,412,000) or
October 31, 2007 ($10,223,000), the respective expiration dates.


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions at least equal to the sum of 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses as prescribed in the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Dividends from domestic corporations are expected to comprise a substantial part of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the dividends received deduction for corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90 day period beginning 45 days before the shares become ex-dividend.


Properly designated distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as long-term capital gain distributions during such six-month period.

If any net capital gains are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of the federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liabilities, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit. However, retention of such gains by the Fund may cause the Fund to be liable for an excise tax on all or a portion of those gains.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Redemptions of shares, including exchanges for shares of another Scudder Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Generally, a qualifying individual may make a deductible IRA contribution of up to $2,000 for any taxable year only if (i) the individual and his or her spouse are not active participants in an employer's retirement plan, (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level for 2002 ($54,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $54,000 and $64,000; $34,000 for a single individual, with a phase-out for adjusted gross income between $34,000 and $44,000), or (iii) the individual is not an active participant in an employer's retirement plan, but his or her spouse is such a participant, and the couple's adjusted gross income is $150,000 or less (the deduction limit is phased out for adjusted gross income between $150,000 and $160,000). However, an individual who is not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples) for that year. The $2,000 limit on contributions (whether deductible or nondeductible) is increased to $3,000 for 2002 through 2004. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years. In addition, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable.

Distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

Each Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. Any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on the Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

If a Fund writes a covered call option on portfolio stock, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by a Fund.

Many or all futures and forward contracts entered into by a Fund and many or all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on foreign currencies and options on securities indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last day of the Funds' fiscal year (as well as on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were sold at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options, and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

Positions of the Fund which consist of at least one position not governed by
Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position may be treated as a "mixed straddle." Mixed straddles are subject to the straddle rules of Section 1092 of the Code and may result in the deferral of losses if the non-Section 1256 position is in an unrealized gain at the end of a reporting period.

Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. A transaction during the tax year that would otherwise be a constructive sale may be disregarded if 1) the transaction is closed by the 30th day after the close of the tax year, and 2) the taxpayer holds the appreciated financial position (without reduction of risk of loss) throughout the 60-day period following the date of closing of the transaction.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level. In addition, if Financial Services Fund invested in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from a Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by a Fund in a written notice to shareholders.


Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

A shareholder who has redeemed shares of a Fund or other Scudder Fund listed in the prospectus under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Scudder Cash Reserves Fund not acquired by exchange from another Scudder Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Scudder Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares -- Reinvestment Privilege." If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within a foreign country may be subject to foreign and other withholding taxes imposed by that country.


Each Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 30% (in 2002 and 2003) in the case of nonexempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.


Shareholders may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. By January 31 of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.


Financial Services Fund, Technology Fund, Technology Innovation Fund and Health Care Fund are each organized as a Massachusetts business trust. Neither the Trusts nor any Fund is expected to be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund qualifies as a regulated investment company under the Code.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.
                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.


Gold and Precious Metals Fund - Gold, silver, platinum and palladium bullion are valued based on the London fixing or, it there is no London fixing available, the value of gold and silver bullion is based on the last spot settlement as reported by the Comex, a division of the New York Mercantile Exchange ("NYMEX"), and the value of platinum and palladium bullion is based on the last spot settlement on NYMEX, as supplied by recognized precious metals broker-dealers as of the Value Time. Coins and precious metals other than gold, silver, platinum and palladium bullion are valued at the Calculated Mean, if determinable, and otherwise at the most recent bid quotation or evaluated price provided by a market maker in the coin or metal as of the Value Time.

All Funds. If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Board's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Board's Pricing Committee.

                         OFFICERS AND DIRECTORS/TRUSTEES

Scudder Mutual Funds, Inc. and Scudder Securities Trust

The following table presents information regarding each Trustee/Director of the Funds as of March 1, 2002. Each Trustee/Director's age of March 1, 2002 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee/Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee/Director is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee/Director is until the next meeting of shareholders called for the purpose of electing Trustees/Directors is until the next meeting of shareholders called for the purpose of electing Trustees/Directors and until the election and qualification of a successor, or until such Trustee/Director sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of shareholders, each Trustee/Director will hold office for an indeterminate period.

Non-Interested Trustees/Directors

                            Length of      Length of
                            Time Served    Time Served                               Number of
Name, Age and               for Scudder    for Scudder                               Portfolios in
Position(s) Held            Mutual         Securities     Principal Occupation(s)    Fund Complex
with the Fund               Funds, Inc.    Trust          During Past 5 Years        Overseen         Other Directorships Held
-------------               -----------    -----          -------------------        --------         ------------------------
Henry P. Becton (68)        2000 -         2000 -         President, WGBH                  49         American Public
Trustee/Director            present        present        Educational Foundation                      Television; New England
                                                                                                      Aquarium; Becton Dickinson
                                                                                                      and Company; Mass
                                                                                                      Corporation for
                                                                                                      Educational
                                                                                                      Telecommunications; The
                                                                                                      A.H. Belo Company;
                                                                                                      Committee for Economic
                                                                                                      Development; Concord
                                                                                                      Academy; Public
                                                                                                      Broadcasting Service;
                                                                                                      Boston Museum of Science

Dawn-Marie Driscoll (55)    2000 -         2000 -         President, Driscoll              49         Computer Rescue Squad;
Trustee/Director            present        present        Associates (consulting                      Advisory Board, Center for
                                                          firm); Executive Fellow,                    Business Ethics, Bentley
                                                          Center for Business                         College; Board of
                                                          Ethics, Bentley College                     Governors, Investment
                                                                                                      Company Institute;
                                                                                                      Chairman, ICI Directors
                                                                                                      Services Committee

Edgar R. Fiedler (72)       2000 -         2000 -         Senior Fellow and                49         None
Trustee/Director            present        present        Economic Counsellor, The
                                                          Conference Board, Inc.
                                                          (not-for-profit business
                                                          research organization)

Keith R. Fox (57)           1996 -         1997 -present  Managing Partner, Exeter         49         Facts on File (school and
Trustee/Director            present                       Capital Partners                            library publisher);
                                                          (private equity funds)                      Progressive Holding
                                                                                                      Corporation (kitchen
                                                                                                      importer and distributor)

Jean Gleason Stromberg      2000 -         2000 -present  Consultant (1997 to              49         The William and Flora
(58)                        present                       present); prior thereto,                    Hewlett Foundation;
Trustee/Director                                          Director, U.S. General                      Director, Labnetics, Inc.
                                                          Accounting Office                           (medical equipment
                                                          (1996-1997); Partner,                       company); Director,
                                                          Fulbright & Jaworski                        Metatomix, Inc. (database
                                                          (law firm) (1978-1996)                      management(; Director,
                                                                                                      Aberdeen Group (technology
                                                                                                      research)

                            Length of      Length of
                            Time Served    Time Served                               Number of
Name, Age and               for Scudder    for Scudder                               Portfolios in
Position(s) Held            Mutual         Securities     Principal Occupation(s)    Fund Complex
with the Fund               Funds, Inc.    Trust          During Past 5 Years        Overseen         Other Directorships Held
-------------               -----------    -----          -------------------        --------         ------------------------
Jean C. Tempel (58)         2000 -present  2000 -present  Managing Partner, First          49         United Way of Mass Bay;
Trustee/Director                                          Light Capital (venture                      Sonesta International
                                                          capital group)                              Hotels, Inc.; Northeastern
                                                                                                      University Funds and
                                                                                                      Endowment Committee;
                                                                                                      Connecticut College
                                                                                                      Finance Committee;
                                                                                                      Commonwealth Institute
                                                                                                      (not-for-profit start-up
                                                                                                      for women's enterprises);
                                                                                                      The Reference, Inc. (IT
                                                                                                      consulting for financial
                                                                                                      services)

Interested Directors and Officers*

The following table presents information about each Officer of each Fund. Each Officer's age as of March 1, 2002 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of each Fund is an employee of Zurich Scudder Investments, Inc.

                                                                                            Number of
                                                                                            Portfolios
                               Positions(s)   Term of Office                                in Fund
                               Held           and Length of       Principal Occupation(s)   Complex        Other Directorships
Name, Address, and Age         with Fund      Time Served         During Past 5 Years       Overseen       Held
----------------------         ---------      -----------         -------------------       --------       ----
Linda C. Coughlin(50)          Chairperson,     2000 - present    Managing Director of           134               None
                               Director and                       Zurich Scudder
                               President                          Investments, Inc.

Steven Zaleznick (47)          Director         2000 - present    President and CEO, AARP
601 E Street, NW                                                  Services, Inc.                 49                None
7th Floor
Washington, D.C. 20004

Thomas V. Bruns#  (44)         Vice                               Managing Director of           Not               None
                               President        2000 - present    Zurich Scudder             Applicable
                                                                  Investments, Inc.

--------
* Ms. Coughlin and each Fund officer are considered "interested persons" of each Fund because of their affiliation with the Funds' Advisor. Mr. Zaleznick may be considered an "interested person" of each Fund because of his affiliation with AARP, which receives fees from the Advisor pursuant to the terms of a licensing agreement.

#     Address: 222 South Riverside Plaza, Chicago, Illinois

                                                                                            Number of
                                                                                            Portfolios
                               Positions(s)   Term of Office                                in Fund
                               Held           and Length of       Principal Occupation(s)   Complex        Other Directorships
Name, Address, and Age         with Fund      Time Served         During Past 5 Years       Overseen       Held
----------------------         ---------      -----------         -------------------       --------       ----
William F. Glavin (43)         Vice             2000 - present    Managing Director of           Not        Trustee, Crossroads
                               President                          Zurich Scudder             Applicable       for Kids, Inc.
                                                                  Investments, Inc.                           (serves at-risk
                                                                                                                 children)

James E. Masur (41)            Vice             2000 - present    Managing Director of           Not               None
                               President                          Zurich Scudder             Applicable
                                                                  Investments, Inc.

Kathryn L. Quirk+ (49)         Vice             1997 - present    Managing Director of           Not               None
                               President                          Zurich Scudder             Applicable
                               and                                Investments, Inc.
                               Assistant
                               Secretary

Howard S. Schneider (44)       Vice             2000 - present    Managing Director of           Not               None
                               President                          Zurich Scudder             Applicable
                                                                  Investments, Inc.

Gary French (53)               Treasurer        2002 - present    Managing Director of           Not               None
                                                                  Zurich Scudder             Applicable
                                                                  Investments, Inc.

John R. Hebble (43)            Assistant        1998 - present    Senior Vice President          Not               None
                               Treasurer                          of Zurich Scudder          Applicable
                                                                  Investments, Inc.

Brenda Lyons (39)              Assistant        1998 - present    Senior Vice President          Not               None
                               Treasurer                          of Zurich Scudder          Applicable
                                                                  Investments, Inc.

Thomas Lally (34)              Assistant        2001 - present    Senior Vice President          Not               None
                               Treasurer                          of Zurich Scudder          Applicable
                                                                  Investments, Inc.

Caroline Pearson (39)          Assistant        1997 - present    Managing Director of
                               Secretary                          Zurich Scudder                 Not               None
                                                                  Investments, Inc.;         Applicable
                                                                  Associate, Dechert
                                                                  Price & Rhoads (law
                                                                  firm) 1989-1997

John Millette (39)             Vice             1999 - present    Vice President of
                               President                          Zurich Scudder                 Not               None
                               and Secretary                      Investments, Inc.          Applicable

----------
+     345 Park Avenue, New York, New York

                                                                                            Number of
                                                                                            Portfolios
                               Positions(s)   Term of Office                                in Fund
                               Held           and Length of       Principal Occupation(s)   Complex        Other Directorships
Name, Address, and Age         with Fund      Time Served         During Past 5 Years       Overseen       Held
----------------------         ---------      -----------         -------------------       --------       ----
Darko Kuzmanovic (34)@(1)      Vice                               Vice President of
                               President        2001 - present    Zurich Scudder                 Not               None
                                                                  Investments, Inc.          Applicable

Nick Raffan (49)@(1)           Vice                               Vice President of
                               President        2001 - present    Zurich Scudder                 Not               None
                                                                  Investments, Inc.          Applicable

Peter Chin (60)+(2)            Vice                               Managing Director of
                               President        1995 - present    Zurich Scudder                 Not               None
                                                                  Investments, Inc.          Applicable

J. Brooks Dougherty (43)+(2)   Vice                               Managing Director of
                               President        1998 - present    Zurich Scudder                 Not               None
                                                                  Investments, Inc.          Applicable

James E. Fenger (42)+(2)                                          Managing Director of
                               Vice             1998 - present    Zurich Scudder                 Not               None
                               President                          Investments, Inc.          Applicable

Sewall Hodges (47)+(2)         Vice                               Managing Director of
                               President        2000 - present    Zurich Scudder                 Not               None
                                                                  Investments, Inc.          Applicable

Robert L. Horton (35)+(2)      Vice                               Managing Director of
                               President        2000 - present    Zurich Scudder                 Not               None
                                                                  Investments, Inc.          Applicable

Blair J. Treisman (34)+(2)     Vice                               Managing Director of
                               President        2000 - present    Zurich Scudder                 Not               None
                                                                  Investments, Inc.          Applicable

Robert D. Tymoczko (31)++(2)   Vice                               Senior Vice President
                               President        2001 - present    of Zurich Scudder              Not               None
                                                                  Investments, Inc.          Applicable

+     Address: 345 Park Avenue, New York, New York
++    Address: 101 California Street, Suite 4100, San Francisco, California
@     Address: Level 42, AAP Centre, 259 George Street, Sydney NSW 2000,
      Australia
(1)   Officer of Scudder Mutual Funds, Inc. only.
(2)   Officer of Scudder Securities Trust only.

Trustee's/Director's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Linda C. Coughlin:         Vice Chairman and Director
Thomas V. Bruns:           President
William F. Glavin:         Vice President and Director
Kathryn L. Quirk:          Director, Secretary, Chief Legal Officer and Vice
                           President
Howard Schneider:          Vice President
Caroline Pearson:          Assistant Secretary

Trustee's/Director's Responsibilities. Each Board of Trustees/Directors primary responsibility is to represent the interests of each Fund's shareholders and to provide oversight of the management of each Fund. Currently, 75% of the Board is comprised of Non-interested Trustees/Directors ("Independent Directors").

The Trustees/Directors meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2001, the Trustees/Directors conducted over 20 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings. Furthermore, the Independent Trustees/Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees/Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees/Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees/Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees/Directors are also assisted in this regard by the Funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees/Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees/Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

In connection with their deliberations relating to the continuation of each Fund's current investment management agreement in August 2001, the Trustees/Directors considered such information and factors as they believe, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Trustees/Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds, themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Funds (both individually and collectively) and the other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. The Trustees/Directors also considered these factors regarding ZSISL with respect to the Scudder Gold and Precious Metals Fund, to the extent applicable.

Committees. The following table provides information regarding each Fund's standing committees, including certain of each committee's principal functions.

                                                                                     Number of Meetings Held
Name of Committee            Function of Committee      Members of Committee         Last Fiscal Year
-----------------            ---------------------      --------------------         ----------------
Audit                        Recommends selection of    Henry P. Becton, Jr.                     2
                             a fund's independent       Dawn-Marie Driscoll
                             public accounts to full    Edgar R. Fiedler
                             board; reviews the         Keith R. Fox
                             independence of such       Jean Gleason Stromberg
                             firm; reviews scope of     Jean C. Tempel
                             audit and internal
                             controls; considers and
                             reports to the board on
                             matters relating to the
                             fund's accounting and
                             financial reporting
                             practices.

Committee on Independent     Selects and nominates      Henry P. Becton, Jr.                     0
Trustees/Directors           Independent                Dawn-Marie Driscoll
                             Trustees/Directors*;       Edgar R. Fiedler
                             establishes                Keith R. Fox
                             Trustee/Director           Jean Gleason Stromberg
                             compensation, retirement   Jean C. Tempel
                             and fund ownership
                             policies.

Valuation                    Oversees fund valuation    Linda C. Coughlin                     [_____]
                             matters, including         Keith R. Fox
                             valuation methodologies;
                             establishes "fair
                             valuation" procedures to
                             determine fair market
                             value of securities held
                             by a fund when actual
                             market values are
                             unavailable.

Shareholder Servicing        Reviews and reports to     Edgar R. Fiedler                         3
                             board on matters           Keith R. Fox
                             relating to the quality,   Jean C. Tempel
                             type and level of
                             services provided to
                             fund shareholders.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of each Fund.

Trustee/Director Fund Ownership

The following sets forth ranges of Trustee/Director beneficial share ownership as of December 31, 2001.

Scudder Gold and Precious Metals Fund

                                                                             Range of Shares Owned
                                                                             of All Scudder Funds
Name of Trustee/Director                 Range of Fund Shares Owned          Overseen by Trustees/Director
------------------------                 --------------------------          -----------------------------
Henry P. Becton                                  $1 - $10,000                       Over $100,000
Linda C. Coughlin                                    None                           Over $100,000
Dawn-Marie Driscoll                                  None                           Over $100,000
Edgar R. Fiedler                                     None                           Over $100,000
Keith R. Fox                                  $10,001 - $50,000                     Over $100,000
Jean Gleason Stromberg                               None                           Over $100,000
Jean C. Tempel                                       None                           Over $100,000
Steven Zaleznick                                     None                         $10,001 - $50,000

Scudder Health Care Fund

                                                                             Range of Shares Owned
                                                                             of All Scudder Funds
Name of Trustee/Director                 Range of Fund Shares Owned          Overseen by Trustees/Director
------------------------                 --------------------------          -----------------------------
Henry P. Becton                                  $1 - $10,000                       Over $100,000
Linda C. Coughlin                                    None                           Over $100,000
Dawn-Marie Driscoll                                  None                           Over $100,000
Edgar R. Fiedler                                     None                           Over $100,000
Keith R. Fox                                         None                           Over $100,000
Jean Gleason Stromberg                               None                           Over $100,000
Jean C. Tempel                                       None                           Over $100,000
Steven Zaleznick                                     None                         $10,001 - $50,000

Scudder Technology Innovation Fund

                                                                             Range of Shares Owned
                                                                             of All Scudder Funds
Name of Trustee/Director                 Range of Fund Shares Owned          Overseen by Trustees/Director
------------------------                 --------------------------          -----------------------------
Henry P. Becton                                  $1 - $10,000                       Over $100,000
Linda C. Coughlin                                $1 - $10,000                       Over $100,000
Dawn-Marie Driscoll                                  None                           Over $100,000
Edgar R. Fiedler                                     None                           Over $100,000
Keith R. Fox                                         None                           Over $100,000
Jean Gleason Stromberg                               None                           Over $100,000
Jean C. Tempel                                       None                           Over $100,000
Steven Zaleznick                                 $1 - $10,000                       Over $100,000

Securities Beneficially Owned

                         Name of Owner(s) and
Name of                  Relationship to
Trustee/Director         Trustee/Director       Company          Title of Class    Value of Securities         Percent of Class
----------------         ----------------       -------          --------------    -------------------         ----------------


Scudder Gold and Precious Metals Fund

As of January 31, 2002, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Fund.

To the best of the Fund's knowledge, as of January 31, 2002, no [other] person owned beneficially more than 5% of each class of the Fund's outstanding shares.

Scudder Health Care Fund

As of August 31, 2001, all Directors and officers of the Trust, as a group, owned beneficially (as that term is defined in Section 13 (d) under the Securities Exchange Act of 1934) less than 1% of the outstanding shares of any class of the Fund.

To the best of the Fund's knowledge, as of August 31, 2001, no person of record owned more than 5% or more of the outstanding shares of any class of the Fund, except as stated below.

As of August 31, 2001, 1,065,693 shares in the aggregate, or 12.14% of the outstanding shares of Scudder Health Care Fund -- Class S -- were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 9410 who may deemed to be the beneficial owner of such shares

Scudder Technology Innovation Fund

As of August 31, 2001, all Directors and officers of the Trust, as a group, owned beneficially (as that term is defined in Section 13 (d) under the Securities Exchange Act of 1934) less than 1% of the outstanding shares of any class of the Fund.

To the best of the Fund's knowledge, as of August 31, 2001, no person of record owned more than 5% or more of the outstanding shares of any class of the Fund, except as stated below.

As of August 31, 2001, 1,460,125 shares in the aggregate, or 7.82% of the outstanding shares of Scudder Technology Innovation Fund -- Class S -- were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may deemed to be the beneficial owner of such shares.

Remuneration. Each Independent Trustee/Director receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee/Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees/Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

The Independent Trustees/Directors members also serve in the same capacity for other funds managed by the Advisor, which may have substantially different Trustee/Director fee schedules. The following table shows the aggregate compensation received by each Independent Trustee/Director from the Fund/Trust and from all of the Scudder funds as a group for the most recent fiscal year.

As noted above, the Trustees/Directors conducted over 20 meetings in 2001 to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings.

Members of the Board of Trustees/Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund.

                             Compensation from     Compensation from       Pension or Retirement       Total Compensation
                             Scudder Securities    Scudder Mutual Funds,   Benefits Accrued as Part    Paid to Trustees
Name of Trustee              Trust*                Inc.**                  of Fund Expenses            (3)(4)(5)
---------------              ------                ------                  ----------------            ---------
Henry P. Becton, Jr.         $7,020                  $723                       $0                      $162,000
Dawn-Marie Driscoll(1)       $7,449                  $744                       $0                      $175,000
Edgar R. Fiedler(2)          $7,095                  $727                       $0                      $174,666
Keith R. Fox                 $7,027                  $723                       $0                      $162,000
Jean Gleason Stromberg       $7,095                  $727                       $0                      $161,000
Jean C. Tempel               $7,058                  $725                       $0                      $164,000

* Scudder Securities Trust consists of five funds: Scudder 21st Century Growth Fund, Scudder Development Fund, Scudder Health Care Fund, Scudder Small Company Value Fund and Scudder Technology Innovation Fund.

** Scudder Mutual Funds, Inc. consists of one fund: Scudder Gold and Precious Metals Fund.

(1) Ms. Driscoll received an additional $10,000 in annual retainer fees in her role as Lead Trustee/Director.

(2) In addition to the amounts shown, Mr. Fiedler received a payment of $105,214 pursuant to deferred compensation agreement with certain Funds.

(3) Includes compensation for services on the boards of [ ] Scudder trusts/corporations comprised of [ ] fund/portfolios.

(4) Aggregate compensation for Mr. Fiedler includes $2,665 in retainer fees in his role as Trustee for Farmers Investment Trust (merged into Scudder Pathway Series on April 6, 2001) and $6,474 pursuant to a special retirement plan with The Brazil Fund, Inc.

(5) Aggregate compensation reflects amounts paid to the Trustees/Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank. Such amounts totaled $7,000 for Ms. Driscoll and Ms. Tempel and Messrs. Becton and Fox, respectively, and $3,000 for Mr. Fiedler and Ms. Stromberg, respectively. These meeting fees were borne by Scudder.

Scudder Equity Trust and Scudder Technology Fund

Trustee Information

The following table presents information about each Trustee of each Fund as of March 1, 2002. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. The term of office for each Trustee is until the next meeting of shareholders, if any, called for the purpose of electing Trustees/Directors and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Funds do not hold an annual meeting of shareholders, each Trustee/Director will hold office for an indeterminate period.

Non-Interested Trustees

-------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of
Name, Age and              Length of                                         Portfolios in
Position(s) Held with         Time       Principal Occupation(s) During       Fund Complex
the Fund                     Served*              Past 5 Years                  Overseen          Other Directorships Held

-------------------------------------------------------------------------------------------------------------------------------
John W. Ballantine (55) [D.O.B.: 02/16/46 ]
-------------------------------------------------------------------------------------------------------------------------------
Trustee                   1999          Retired 1998; formerly,                    85          First Oak Brook Bancshares,
                                        Executive Vice President and                           Inc.;
                                        Chief Risk Management Officer,                         Oak Brook Bank;
                                        First Chicago NBD                                      Tokheim Corporation (designer,
                                        Corporation/The First National                         manufacturer and servicer of
                                        Bank of Chicago (1996-1998);                           electronic and mechanical
                                        Executive Vice President and                           petroleum marketing systems)
                                        Head of International Banking
                                        (1995-1996).
-------------------------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (69) [D.O.B.: 01/08/33]
-------------------------------------------------------------------------------------------------------------------------------
Trustee                   1977          Retired 1998; formerly, Director           85          None.
                                        of Management Consulting,
                                        McNulty & Company; formerly,
                                        Executive Vice President, Anchor
                                        Glass Container Corporation.
-------------------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (64) [D.O.B.: 03/08/37]
-------------------------------------------------------------------------------------------------------------------------------
Trustee                   1980          Retired 1994; formerly,                    85          None.
                                        Executive Vice President, A.O.
                                        Smith Corporation (diversified
                                        manufacturer).
-------------------------------------------------------------------------------------------------------------------------------
James R. Edgar (55) [D.O.B.: 07/22/46]
-------------------------------------------------------------------------------------------------------------------------------
Trustee                   1999;         Distinguished Fellow, University           85          Kemper Insurance Companies;
                                        of Illinois Institute of                               John B. Sanfilippo & Son,
                                        Government and Public Affairs;                         Inc.;
                                        formerly, Governor, State of                           Horizon Group Properties, Inc.
                                        Illinois.
-------------------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (65) [D.O.B.: 12/11/36]
-------------------------------------------------------------------------------------------------------------------------------
Trustee                   1981          Retired 2000; formerly,                    85          None.
                                        Chairman, Harnischfeger Industries, Inc.
                                        (machinery for mining and paper
                                        industries); prior thereto, Vice
                                        Chairman and Chief Financial Officer,
                                        Monsanto Company (agricultural,
                                        pharmaceutical and nutritional/food
                                        products); Vice President, Head of
                                        International Operations, FMC
                                        Corporation (manufacturer of machinery
                                        and chemicals).
-------------------------------------------------------------------------------------------------------------------------------

----------
*     Reflects the earliest date of service.

-------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of
Name, Age and              Length of                                         Portfolios in
Position(s) Held with         Time       Principal Occupation(s) During       Fund Complex
the Fund                     Served*              Past 5 Years                  Overseen          Other Directorships Held

-------------------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (60) [D.O.B.: 09/03/41]
-------------------------------------------------------------------------------------------------------------------------------
Trustee                   1995          Retired 2000; formerly,                    85          Formerly, Bethlehem Steel Corp.
                                        President, Hood College; prior
                                        thereto, Partner, Steptoe &
                                        Johnson (law firm);
                                        Commissioner, Internal Revenue
                                        Service; Assistant Attorney
                                        General (Tax), U.S. Department
                                        of Justice.
-------------------------------------------------------------------------------------------------------------------------------
Fred B. Renwick (71) [D.O.B.: 02/01/30]
-------------------------------------------------------------------------------------------------------------------------------
Trustee                   1998          Retired 2001. Professor Emeritus           85          The Wartburg Foundation;
                                        of Finance, New York University,                       Chairman, Finance Committee of
                                        Stern School of Business.                              Morehouse College Board of
                                                                                               Trustees; The Investment Fund
                                                                                               for Foundations; American Bible
                                                                                               Society Investment Committee;
                                                                                               formerly, member of the
                                                                                               Investment Committee of Atlanta
                                                                                               University Board of Trustees;
                                                                                               formerly, Director of Board of
                                                                                               Pensions, Evangelical Lutheran
                                                                                               Church in America.
-------------------------------------------------------------------------------------------------------------------------------
William P. Sommers (68) [D.O.B.: 07/22/33]
-------------------------------------------------------------------------------------------------------------------------------
Trustee                   1979          Retired; formerly, President and           85          PSI Inc.;
                                        Chief Executive Officer, SRI                           Evergreen Solar, Inc.;
                                        International (research and                            Litton Industries;
                                        development); prior thereto,                           SRI/Atomic Tangerine.
                                        Executive Vice President,
                                        Iameter (medical information and
                                        educational service provider);
                                        Senior Vice President and
                                        Director, Booz, Allen & Hamilton
                                        Inc. (management consulting
                                        firm).
-------------------------------------------------------------------------------------------------------------------------------
John G. Weithers (68) [D.O.B.: 08/03/33]
-------------------------------------------------------------------------------------------------------------------------------
Trustee                   1998          Retired 1992; formerly, Chairman           85          Federal Life Insurance
                                        of the Board and Chief Executive                       Company;
                                        Officer, Chicago Stock Exchange.                       Chairman of the Members of the
                                                                                               Corporation and Trustee, DePaul
                                                                                               University; formerly,
                                                                                               International Federation of
                                                                                               Stock Exchanges, Records
                                                                                               Management Systems.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of
Name, Age and              Length of                                         Portfolios in
Position(s) Held with         Time       Principal Occupation(s) During       Fund Complex
the Fund                     Served*              Past 5 Years                  Overseen          Other Directorships Held

-------------------------------------------------------------------------------------------------------------------------------
Interested Trustees(1)
-------------------------------------------------------------------------------------------------------------------------------
Mark S. Casady (41) [D.O.B.: 09/12/60]
-------------------------------------------------------------------------------------------------------------------------------
Trustee                   2001          Managing Director,                        85         None.
and President                           Zurich Scudder Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Linda C. Coughlin (49) [D.O.B.: 01/01/52]
-------------------------------------------------------------------------------------------------------------------------------
Trustee and Chairperson   2001          Managing Director,                       134         None.
                                        Zurich Scudder Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr. (43) [D.O.B.: 08/30/58]
-------------------------------------------------------------------------------------------------------------------------------
Trustee                   2001          Managing Director,                        85         None.
                                        Zurich Scudder Investments, Inc.
                                        (April 1997 to present), prior
                                        thereto, Executive Vice
                                        President of Market and Product
                                        Development of an unaffiliated
                                        investment management firm.
-------------------------------------------------------------------------------------------------------------------------------

Officers Information

The following table presents information about each Officer of each Fund. Each Officer's age as of March 1, 2002 is in parentheses after his or her name. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund.

-------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position(s) Held with the                                                 Principal Occupation(s)
Fund                                           Length of Time Served                      During Past 5 Years

-------------------------------------------------------------------------------------------------------------------------------
Mark S. Casady (41)                         1998 - present               Managing Director, Zurich Scudder Investments, Inc.
President

-------------------------------------------------------------------------------------------------------------------------------
Philip J. Collora (56)#                     1990 - present               Senior Vice President, Zurich Scudder Investments,
Vice President and Assistant Secretary                                   Inc.

-------------------------------------------------------------------------------------------------------------------------------
Linda C. Coughlin (49)                      2001 - present               Managing Director, Zurich Scudder Investments, Inc.
Vice President

-------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Quirk (49)                       1998 - present               Managing Director, Zurich Scudder Investments, Inc.
Vice President

-------------------------------------------------------------------------------------------------------------------------------
Linda J. Wondrack (37)                      1998 - present               Managing Director, Zurich Scudder Investments, Inc.
Vice President

-------------------------------------------------------------------------------------------------------------------------------
Gary French (50)                            2002 - present               Managing Director, Zurich Scudder Investments, Inc.
Treasurer                                                                (2001 to present); prior thereto, President, UAM
                                                                         Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------


----------
(1) Each trustee listed under the heading "Interested Trustees" is an "interested person" of the investment manager or of the fund within the meaning of the Investment Company Act of 1940, as amended, due to the fact that each is an officer of the fund's investment manager.

-------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position(s) Held with the                                                 Principal Occupation(s)
Fund                                           Length of Time Served                      During Past 5 Years

-------------------------------------------------------------------------------------------------------------------------------
John R. Hebble (43)                         1998 - present               Senior Vice President, Zurich Scudder Investments,
Assistant Treasurer                                                      Inc.

-------------------------------------------------------------------------------------------------------------------------------
Thomas Lally (34)                           2001 - present               Senior Vice President, Zurich Scudder Investments,
Assistant Treasurer                                                      Inc.

-------------------------------------------------------------------------------------------------------------------------------
Brenda Lyons (38)                           1998 - present               Senior Vice President, Zurich Scudder Investments,
Assistant Treasurer                                                      Inc.

-------------------------------------------------------------------------------------------------------------------------------
John Millette (39)                          2001 - present               Vice President, Zurich Scudder Investments, Inc.
Secretary

-------------------------------------------------------------------------------------------------------------------------------
Caroline Pearson (39)                       1998 - present               Managing Director, Zurich Scudder Investments, Inc.
Assistant Secretary                                                      (1997 to present); prior thereto, Associate, Dechert
                                                                         Price & Rhoads (law firm)

-------------------------------------------------------------------------------------------------------------------------------
Joseph DeSantis+(1)(___)                    [_____] - present            Managing Director of Zurich Scudder Investments, Inc.
Vice President

-------------------------------------------------------------------------------------------------------------------------------
Robert L. Horton+(2) (35)                   [_____]- present             Managing Director of Zurich Scudder Investments, Inc.
Vice President

-------------------------------------------------------------------------------------------------------------------------------
Blair J. Treisman+(2) (34)                  2002                         Managing Director of Zurich Scudder Investments, Inc.
Vice President

-------------------------------------------------------------------------------------------------------------------------------

+     Address:  345 Park Avenue, New York, New York
#     Address: 222 South Riverside Plaza, Chicago, Illinois
(1)   Officer of Scudder Equity Trust only.
(2)   Officer of Scudder Technology Fund only

Trustee's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Mark S. Casady:            Chairman and Director
Linda C. Coughlin:         Vice Chairperson and Director
Thomas V. Bruns:           President
William F. Glavin:         Vice President and Director
Kathryn L. Quirk:          Director, Secretary, Chief Legal Officer and Vice
                           President
Howard Schneider:          Vice President
Caroline Pearson:          Assistant Secretary
Linda J. Wondrack:         Vice President and Chief Compliance Officer
Phillip J. Collora:        Assistant Secretary

Trustee's Responsibilities. The officers of a Fund manage its day-to-day operations under the direction of each Fund's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of each Fund. A majority of each Fund's Board members are not affiliated with the Advisor.

The Board meets periodically to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. At least annually, the Trustees, including the Noninterested Trustees, review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance qualifications and experience of personnel of the Advisor rendering services, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates, and the Advisor's profit, comparative information regarding fees, expenses and performance of competitive funds. In addition, the Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. Each Fund's Board has the following committees.

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held four meetings during each Fund's last fiscal year.

Nominating and Governance Committee: This Committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held four meetings during each Fund's last fiscal year. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Fund.

Valuation Committee: This Committee reviews Valuation Procedures adopted by the Board, determines fair value of a Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine and Linda C. Coughlin. Alternative members are Lewis A. Burnham, Donald L. Dunaway, John G. Weithers, Mark S. Casady and William F. Glavin. The Valuation Committee held no meetings during each Fund's last fiscal year.

Operations Committee: This Committee oversees the operations of a Fund, such as reviewing a Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Fred B. Renwick and John
G. Weithers. The Operations Committee held no meetings during a Fund's last fiscal year.

Equity Oversight Committee: This Committee oversees investment activities of a Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John G. Weithers (Chairman), Lewis A. Burnham and Robert B. Hoffman. The Equity Oversight Committee held no meetings during a Fund's last fiscal year.

                             Trustee Fund Ownership

Under each Fund's Governance Procedures and Guidelines, the Noninterested Trustees have established the expectation that within three years an Noninterested Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Noninterested Trustee's personal investment needs. Each interested trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that best fit his or her own appropriate investment needs. The following table sets forth each Trustee's share ownership of each Fund and all Scudder funds overseen by the Trustee as of December 31, 2001.

Scudder-Dreman Financial Services Fund

                                                                                Range of Shares Owned
                                                                                 of All Scudder Funds
Name of Trustee                           Range of Fund Shares Owned             Overseen by Trustee
---------------                           --------------------------             -------------------
John W. Ballantine                                   None                           Over $100,000
Lewis A. Burnham                                     None                           Over $100,000
Mark Casady                                          None                           Over $100,000
Linda C. Coughlin                                    None                           Over $100,000
Donald L. Dunaway                                $1 - $10,000                       Over $100,000
James R. Edgar                                       None                         $50,001 - $100,000
William F. Glavin, Jr.                        $10,001 - $50,000                     Over $100,000
Robert B. Hoffman                                    None                           Over $100,000
Shirley D. Peterson                                  None                           $Over $100,000
Fred B. Renwick                                      None                         $10,001 - $50,000
William P. Sommers                                   None                           Over $100,000
John G. Weithers                                     None                           Over $100,000

Scudder Technology Fund

                                                                                Range of Shares Owned
                                                                                 of All Scudder Funds
Name of Trustee                           Range of Fund Shares Owned             Overseen by Trustee
---------------                           --------------------------             -------------------
John W. Ballantine                                   None                           Over $100,000
Lewis A. Burnham                                Over $100,000                       Over $100,000
Mark Casady                                          None                           Over $100,000
Linda C. Coughlin                                $1 - $10,000                       Over $100,000
Donald L. Dunaway                             $10,001 - $50,000                     Over $100,000
James R. Edgar                                       None                         $50,001 - $10,000
William F. Glavin, Jr.                        $10,001 - $50,000                     Over $100,000
Robert B. Hoffman                             $10,001 - $50, 000                    Over $100,000
Shirley D. Peterson                              $1 - $10,000                       Over $100,000
Fred B. Renwick                                      None                         $10,001 - $50,000
William P. Sommers                             $10,001 -$50,000                     Over $100,000
John G. Weithers                                 $1 - $10,000                       Over $100,000

Securities Beneficially Owned

                     Name of
                     Owner(s) and
                     Relationship to                                             Value of
Name of Trustee      Trustee            Company            Title of Class        Securities        Percent of Class
---------------      -------            -------            --------------        ----------        ----------------


As of January 31, 2002, all Trustees and Officers of the Funds as a group owned beneficially (as that term is defined in section 13(d) of the Securities Exchange Act of 1934) less than 1% of each Fund.

To the best of each Fund's knowledge, as of January 31, 2002, no [other] person owned beneficially more than 5% of each class of each Fund's outstanding shares.

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

The Board of Trustees is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with the Investment Manager or SDI. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the interests of its shareholders.

The Board of Trustees meets at least quarterly to review the investment performance of each Fund and certain operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by each Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

                 COMPENSATION OF OFFICERS AND DIRECTORS/TRUSTEES

The Noninterested Trustees receive from the Fund a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other Scudder funds. The Advisor supervises a Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of the Advisor and participate in the fees paid to that firm, although the Fund does not make any direct payments to them. Trustees and officers of a Fund who are Interested Persons receive no compensation from a Fund. The Noninterested Trustees are not entitled to benefits under any Fund pension or retirement plan. The Board of Trustees of the Fund established a deferred compensation plan for the Noninterested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Noninterested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Mr. Dunaway and Mr. Edgar have elected to defer at least a portion of their fees. The equivalent Shadow Shares are reflected above in the table describing the Trustee's share ownership.

The following table shows compensation received by each Trustee from each Fund and aggregate compensation from all of the Scudder funds as a group during calendar year 2001.

                            Compensation from                                     Pension or Retirement
                            Scudder Technology       Compensation from Scudder    Benefits Accrued as     Total Compensation
Name of Trustee             Fund*                    Equity Trust**               Part of Fund Expenses   Paid to Trustees(4)(5)
---------------             -----                    --------------               ---------------------   ----------------
John W. Ballantine             $7,178                      $1,390                      $0                  $183,980
Lewis A. Burnham               $6,834                      $1,210                      $0                  $169,290
Donald L. Dunaway(1)           $7,228                      $1,220                      $0                  $181,430
James R. Edgar(2)              $3,360                      $2,797                      $0                  $200,660
Robert B. Hoffman              $6,098                      $1,110                      $0                  $159,880
Shirley D. Peterson (3)        $7,692                      $1,310                      $0                  $189,830
Fred B. Renwick                $3,720                      $3,028                      $0                  $214,990
William P. Sommers             $7,372                      $1,340                      $0                  $183,300
John G. Weithers               $3,848                      $2,815                      $0                  $206,600

*     Scudder Technology Fund consists of one fund: Scudder Technology Fund.

**    Scudder Equity Trust consists one fund: Scudder-Dreman Financial Services
      Fund.

(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected in prior years to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares of funds managed by Scudder. Total deferred fees (including interest thereon and the return from the assumed investments in the funds) payable from the Scudder Technology Fund to Mr. Dunaway are $20,944.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by Scudder in which compensation may be deferred by Mr. Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds) payable from the Funds to Mr. Edgar are $1,925 for Scudder Technology Fund and $996 for Scudder-Dreman Financial Services Fund.

(3) Ms. Peterson received an additional amount of $18,960 in annual retainer fees in her role as Lead Director.

(4) Includes compensation for service on the boards of 33 trusts/corporations comprised of 85 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank. Such amounts totaled $10,340 for each Director. These meeting fees were borne by Scudder.


                    FUND ORGANIZATION AND SHAREHOLDER RIGHTS

Scudder Technology Fund is a registered open-end management investment company organized as a business trust under the laws of Massachusetts.


Scudder-Dreman Financial Services Fund is a nondiversified series of Scudder Equity Trust, a registered open-end management investment company organized as a business trust under the laws of Massachusetts.

Scudder Gold and Precious Metals Fund is a non-diversified series of Scudder Mutual Funds, Inc. a Maryland corporation organized in March 1988.


Scudder Health Care Fund and Scudder Technology Innovation Fund are non-diversified series of Scudder Securities Trust, formerly Scudder Development Fund, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust's predecessor was organized as a Delaware corporation in 1970.


A Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having a par value of $0.01 per share, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of a Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since a Trust may offer multiple series, it is known as a "series company." Shares of a series have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of a Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. If shares of more than one series are outstanding, shareholders will vote by series and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of directors/trustees, or when voting by class is appropriate.

The Corporation currently offers shares of common stock of one series, which series represents interests in the Fund. The authorized capital stock of the Corporation consists of 3 billion shares of a par value of $0.01 each, 320 million of which are allocated to the Fund. The Fund is further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C. Each share of each class of the Fund has equal rights as to each other share of that class as to voting, redemption, dividends and liquidation. Shareholders have one vote for each share held, however, separate votes are taken on matters affecting an individual class. All shares issued and outstanding are fully paid and nonassessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights. The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series.

A Fund generally is not required to hold meetings of its shareholders. Under the Articles of Incorporation /Agreement and Declaration of Trust of a Fund ("Articles of Incorporation"/"Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of directors/trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Articles of Incorporation/Declaration of Trust and as required by applicable law; (d) any amendment of the Articles of Incorporation/Declaration of Trust to the extent and as provided in the Articles of Incorporation/Declaration of Trust and applicable law; and (e) such additional matters as may be required by law, the Articles of Incorporation/Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or any state, or as a Director/Trustee may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

Any matter shall be deemed to have been effectively acted upon with respect to a Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in a Corporation's/Trust's Articles of Incorporation/Declaration of Trust and other applicable law. As used in the Prospectuses and in this Statement of Additional Information, the term "majority", when referring to the approvals generally to be obtained from shareholders in connection with matters affecting a Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of a Corporation's/Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(ii) more than 50% of a Corporation's/Trust's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Each Director/Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing directors/trustees and until the election and qualification of a successor or until such director/trustee sooner dies, resigns, retires or is removed. In accordance with the 1940 Act (a) a Fund will hold a shareholder meeting for the election of directors/trustees at such time as less than a majority of Directors/Trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Directors/Trustees, less than two-thirds of a Directors/Trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. A Trustee shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the Outstanding Shares, and in that connection, a Trustee will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Each Fund's Articles of Incorporation/Declaration of Trust authorizes the Board of Trustees to terminate a Fund or any Portfolio or class without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or a Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and a Fund will be covered by insurance which a Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Fund itself is unable to meet its obligations.


The Corporation's Articles of Incorporation provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. Also, Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. Furthermore, Articles and By-Laws provide that the

Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation consistent with applicable law.

The assets of a Corporation/Trust received for the issue or sale of the Shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of a Corporation/Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of a Corporation/Trust subject to the general supervision of a Directors/Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of a Corporation/Trust or any series, the holders of the Shares of any series are entitled to receive as a class the underlying assets of such Shares available for distribution to shareholders.

A Fund's activities are supervised by a Corporation/Trust's Board of Directors/Trustees. Each Corporation/Trust has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit a Corporation/Trust to establish a multiple class distribution system.

Under the Plan, shares of each class represent an equal pro rata interest in a Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its own "class expenses"; (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates to its administrative services, shareholder services or distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate and distinct exchange privileges; (6) each class may have different conversion features, and (7) each class may have separate account size requirements. Expenses currently designated as "Class Expenses" by a Corporation's/Trust's Board of Directors/Trustees under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.


                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

Account Access -- The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Other Information

The CUSIP numbers for each class of Financial Services Fund are:


Class A: 81114P-107

Class B: 81114P-206

Class C: 81114P-305


Financial Services Fund has a fiscal year ending November 30.


The CUSIP numbers for each class of Technology Fund are:

Class A: 81123F-108

Class B: 81123F-207

Class C: 81123F-306

Class I: 81123F-405

Technology Fund has a fiscal year ending October 31.


The CUSIP numbers for each class of Gold and Precious Metals Fund are:


Class A: 810904-300.

Class B: 810904-409.

Class C: 810904-508.


Gold and Precious Metals Fund has a fiscal year ending October 31. On September 15, 1998, the Board of the Fund changed the fiscal year end from June 30 to October 31.


The CUSIP numbers for each class of Health Care Fund are:

Class A: 811196-815

Class B: 811196-799

Class C: 811196-781

Class I: 811196-773

Health Care Fund has a fiscal year ending May 31.

The CUSIP numbers for each class of Technology Innovation Fund are:

Class A:  811196-765

Class B:  811196-757

Class C:  811196-740


Technology Innovation Fund has a fiscal year ending May 31.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.


This Statement of Additional Information contains the information of Financial Services Fund, Technology Fund, Gold and Precious Metals Fund, Health Care Fund and Technology Innovation Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund.

A Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                              FINANCIAL STATEMENTS

Scudder-Dreman Financial Services Fund


The financial statements, including the investment portfolio for Financial Services Fund together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated November 30, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


Scudder Technology Fund


The financial statements, including the investment portfolio of Technology Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated October 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder Gold and Precious Metals Fund

The financial statements, including the investment portfolio of Gold and Precious Metals Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated October 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


Scudder Health Care Fund


The financial statements, including the investment portfolio of Health Care Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated May 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


Scudder Technology Innovation Fund


The financial statements, including the investment portfolio of Technology Innovation Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated May 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                                    APPENDIX

The following is a description of (a) the ratings given by S&P and Moody's to corporate bonds, (b) Fitch long-term and short-term debt ratings, (c) S&P and Moody's commercial paper rating and (d) Moody's and S&P Municipal note ratings.


Ratings of Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                             SCUDDER TECHNOLOGY FUND

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

                   (a)(1)                   Amended and Restated Agreement and Declaration of Trust.
                                            (Incorporated by reference to Post-Effective Amendment No. 64 to
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1996.)
                   (a)(2)
                                            Certificate of Amendment of Declaration of Trust dated May 23, 2001
                                            (Filed herein.)

                   (b)(1)                   By-laws.
                                            (Incorporated by reference to Post-Effective Amendment No. 64 to
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            January 30, 1996.)

                   (b)(2)                   Amendment to the By-laws.
                                            (Incorporated by reference to Post-Effective Amendment No. 72 to
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            February 1, 2001.)

                   (c)(1)                   Text of Share Certificate.
                                            (Incorporated by reference to Post-Effective Amendment No. 64 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January 30, 1996.)

                   (c)(2)                   Written Instrument Establishing and Designating Separate Classes of Shares.
                                            (Incorporated by reference to Post-Effective Amendment No. 64 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            January 30, 1996.)

                   (c)(3)                   Amended and Restated Written Instrument Establishing and Designating
                                            Separate Classes of Shares.
                                            (Incorporated by reference to Post-Effective Amendment No. 65 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            December 24, 1996.)

                   (d)(1)                   Investment Management Agreement (IMA) between the Registrant, on behalf of
                                            Kemper Technology Fund, and Scudder Kemper Investments, Inc. dated September
                                            7, 1998. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A which was filed on
                                            January 31, 2000.)

                   (e)(1)                   Underwriting and Distribution Services Agreement between the Registrant, on behalf of Kemper Technology Fund, and Kemper Distributors, Inc. dated
                                            October 1, 1999. (Incorporated by reference to Post-Effective Amendment No.
                                            70 to the Registrant's Registration Statement on Form N-1A which was filed on January 31, 2000.)

                    (f)                     Inapplicable.

                                       2


                   (g)(1)                   Custodian Agreement between the Registrant, on behalf of Kemper Technology
                                            Fund, and State Street Bank and Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 70 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            January 31, 2000.)

                 (g)(1)(a)                  Amendment to Custody Contract between the Registrant, on behalf of Kemper
                                            Technology Fund, and State Street Bank and Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 70 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            January 31, 2000)

                 (g)(1)(b)                  Amendment to Custodian Contract between the Registrant, on behalf of Scudder
                                            Technology Fund, and State Street Bank and Trust Company dated July 2, 2001.
                                            (Filed herein.)

                   (g)(2)                   Foreign Custody Agreement between the Registrant, on behalf of Kemper
                                            Technology Fund, and The Chase Manhattan Bank.
                                            (Incorporated by reference to Post-Effective Amendment No. 64 to
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            January 30, 1996.)

                   (h)(1)                   Agency Agreement.
                                            (Incorporated by reference to Post-Effective Amendment No. 64 to
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            January 30, 1996.)

                 (h)(1)(a)                  Supplement to Agency Agreement dated January 1, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 72 to
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            February 1, 2001.)

                 (h)(1)(b)                  Supplement to Agency Agreement between Registrant and Investors Fiduciary
                                            Trust Company dated June 1, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 66 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            January 27, 1998.)

                   (h)(2)                   Administrative Services Agreement between the Registrant and Kemper
                                            Distributors, Inc. dated April 1, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 66 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            January 27, 1998.)

                 (h)(2)(a)                  Amended Fee Schedule for Administrative Services Agreement dated January 1,
                                            2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 72 to
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            February 1, 2001.)

                                       3

                   (h)(3)                   Fund Accounting Agreement between Kemper Technology Fund and Scudder Fund
                                            Accounting Corporation dated December 31, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 66 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            27, 1998.)

                   (h)(4)                   Administrative Services Agreement between Scudder Technology Fund and Zurich
                                            Scudder Investments, Inc. dated July 1, 2001.
                                            (Filed herein.)

                    (i)                     Legal Opinion.
                                            (Filed herein.)

                    (j)                     Report and Consent of Independent Auditors.
                                            (Filed herein.)

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                   (m)(1)                   Rule 12b-1 Plan between Kemper Technology Fund (Class B Shares) and Kemper
                                            Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 67 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on December
                                            3, 1998.)

                   (m)(2)                   Rule 12b-1 Plan between Kemper Technology Fund (Class C Shares) and Kemper
                                            Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 67 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on December
                                            3, 1998.)

                   (m)(3)                   Rule 12b-1 Plan between Scudder Technology Fund (Class A Shares) and Scudder
                                            Distributors, Inc. dated July 1, 2001.
                                            (Filed herein.)

                   (m)(4)                   Amended and Restated Rule 12b-1 Plan between Scudder Technology Fund (Class
                                            B Shares) and Scudder Distributors, Inc. dated July 1, 2001.
                                            (Filed herein.)

                   (m)(5)                   Amended and Restated Rule 12b-1 Plan between Scudder Technology Fund (Class
                                            C Shares) and Scudder Distributors, Inc. dated July 1, 2001.
                                            (Filed herein.)

                   (m)(6)                   Shareholder Services Agreement between Scudder Technology Fund and Zurich
                                            Scudder Investments, Inc. dated July 1, 2001.
                                            (Filed herein.)

                   (n)(1)                   Rule 18f-3 Plan.
                                            (Incorporated by reference to Post-Effective Amendment No. 65 to
                                            Registrant's Registration Statement on Form N-1A which was filed on December
                                            24, 1996.)

                                       4

                   (n)(2)                   Amended and Restated Multi-Distribution System Plan dated July 1, 2001.
                                            (Filed herein.)

                   (p)(1)                   Scudder Kemper Investments and Kemper Distributors, Inc. Code of Ethics.
                                            (Incorporated by reference to Post-Effective Amendment No. 73 to
                                            Registrant's Registration Statement on Form N-1A which was filed on February
                                            1, 2001.)

                   (p)(2)                   Code of Ethics of the Registrant
                                            (Incorporated by reference to Post-Effective Amendment No. 73 to
                                            Registrant's Registration Statement on Form N-1A which was filed on February
                                            1, 2001.)

                   (p)(3)                   Revised Code of Ethics of Zurich Scudder Investments, Inc. dated January 1,
                                            2002.
                                            (Filed herein.)


Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

         On December 3, 2001, the majority owners of Zurich Scudder Investments, Inc. ("Scudder") entered into a transaction agreement with Deutsche Bank whereby Deutsche Bank would acquire 100% of Scudder, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Zurich Scudder Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.


      Name                 Business and Other Connections of Board of Directors of Registrant's Advisor
      ----                 ----------------------------------------------------------------------------

Lynn S. Birdsong           Director and Vice President, Zurich Scudder Investments, Inc.**
                           Director and Chairman, Scudder Investments (Luxembourg) S.A.#
                           Director, Scudder Investments (U.K.) Ltd. oo
                           Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                           Director and Chairman, Scudder Investments Japan, Inc.+
                           Senior Vice President, Scudder Investor Services, Inc.
                           Director and Chairman, Scudder Trust (Cayman) Ltd.@@@
                           Director, Scudder, Stevens & Clark Australia x
                           Director and Vice President, Zurich Investment Management, Inc. xx
                           Director and President, Scudder, Stevens & Clark Corporation**
                           Director and President, Scudder , Stevens & Clark Overseas Corporation o
                           Director, Scudder Threadneedle International Ltd.
                           Director, Korea Bond Fund Management Co., Ltd.@@

Nicholas Bratt             Director and Vice President, Zurich Scudder Investments, Inc.**
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark Corporation**
                           Vice President, Scudder, Stevens & Clark Overseas Corporation o

Laurence W. Cheng          Director, Zurich Scudder Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Martin Feinstein           Director, Zurich Scudder Investments, Inc.**

Steven Gluckstern          Director, Chairman of the Board,  Zurich Scudder Investments, Inc.**
                           Chief Executive Officer, Zurich Global Asset Business

Gunther Gose               Director, Zurich Scudder Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc.##
                           CEO/Branch Offices, Zurich Life Insurance Company##

Harold D. Kahn             Treasurer and Chief Financial Officer, Zurich Scudder Investments, Inc.**

                                       6

      Name                 Business and Other Connections of Board of Directors of Registrant's Advisor
      ----                 ----------------------------------------------------------------------------

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Zurich Scudder
                                Investments, Inc.**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                           Director, Senior Vice President, Chief Legal Officer& Assistant Clerk, Scudder
                                Investor Services, Inc.**
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Vice President & Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President & Secretary, Scudder Canada Investor Services Ltd.***
                           Director, Vice President & Secretary, Scudder Realty Advisers, Inc.@
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial
                                Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.@@
                           Director, Scudder Threadneedle International Ltd.
                           Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                           Director, Scudder Investments Japan, Inc.+
                           Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                           Director and Secretary, Zurich Investment Management, Inc. xx
                           Director, Secretary, Chief Legal Officer and Vice President, Scudder Distributors,
                                Inc.
                           Director and Secretary, Scudder Investments Service Company

Farhan Sharaff             Chief Investment Officer, Zurich Scudder Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Zurich Scudder Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation o
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.@
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Threadneedle International Ltd. oo
                           Director, Scudder Investments Japan, Inc.+
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           President and Director, Zurich Investment Management, Inc. xx
                           Director and Deputy Chairman, Scudder Investment Holdings, Ltd.

                                       7

*             Two International Place, Boston, MA
@             333 South Hope Street, Los Angeles, CA
**            345 Park Avenue, New York, NY
#             Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
***           Toronto, Ontario, Canada
@@@           Grand Cayman, Cayman Islands, British West Indies
o             20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
###           1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
xx            222 S. Riverside, Chicago, IL
xxx           Zurich Towers, 1400 American Ln., Schaumburg, IL
@@            P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
##            Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
oo            1 South Place 5th floor, London EC2M 2ZS England
ooo           One Exchange Square 29th Floor, Hong Kong
+             Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku, Tokyo 105-0001
x             Level 3, 5 Blue Street North Sydney, NSW 2060

Item 27.          Principal Underwriters
--------          ----------------------

                  (a) Scudder Distributors, Inc. acts as principal underwriter for the Class A, B, and C shares of Scudder Technology Fund and acts as principal underwriter of other funds managed by Zurich Scudder Investments, Inc

                  (b) The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                  (1)                                 (2)                               (3)
Name and Principal                      Positions and Offices with            Positions and
Business Address                        Scudder Distributors, Inc.            Offices with Registrant
----------------                        --------------------------            -----------------------

Mark S. Casady                          Chairman and Director                 President, Trustee
Two International Place
Boston, MA  02110-4103

Linda C. Coughlin                       Vice Chairman and Director            Vice President,
Two International Place                                                       Chairperson, Trustee
Boston, MA  02110-4103

William F. Glavin                       Vice President and Director           Trustee
Two International Place
Boston, MA  02110-4103

Thomas V. Bruns                         President                             None
222 South Riverside Plaza
Chicago, IL  60606

James J. McGovern                       Chief Financial Officer and Treasurer None
345 Park Avenue
New York, NY  10054

                                       8

                  (1)                                 (2)                               (3)
Name and Principal                      Positions and Offices with            Positions and
Business Address                        Scudder Distributors, Inc.            Offices with Registrant
----------------                        --------------------------            -----------------------

Paula Gaccione                          Secretary                             None
345 Park Avenue
New York, NY  10054

Linda J. Wondrack                       Vice President and Chief Compliance   None
Two International Place                 Officer
Boston, MA  02110-4103

Susan K. Crawshaw                       Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Scott B. David                          Vice President                        None
Two International Place
Boston, MA  02110-4103

Robert Froelich                         Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Michael L. Gallagher                    Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Robert J. Guerin                        Vice President                        None
Two International Place
Boston, MA  02110-4103

Michael E. Harrington                   Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Dean Jackson                            Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Terrance S. McBride                     Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

C. Perry Moore                          Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Johnston A. Norris                      Vice President                        None
222 South Riverside Plaza
Chicago, IL  60606

Howard S. Schneider                     Vice President                        None
Two International Place
Boston, MA  02110-4103

                                       9

                  (1)                                 (2)                               (3)
Name and Principal                      Positions and Offices with            Positions and
Business Address                        Scudder Distributors, Inc.            Offices with Registrant
----------------                        --------------------------            -----------------------

Todd N. Gierke                          Assistant Treasurer                   None
222 South Riverside Plaza
Chicago, IL  60606

James E. Keating                        Assistant Treasurer                   None
345 Park Avenue
New York, NY  10054

Philip J. Collora                       Assistant Secretary                   Vice President, Assistant
222 South Riverside Plaza                                                     Secretary
Chicago, IL  60606

Caroline Pearson                        Assistant Secretary                   Assistant Secretary
Two International Place
Boston, MA  02110-4103

Diane E. Ratekin                        Assistant Secretary                   None
222 South Riverside Plaza
Chicago, IL  60606


         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of the Registrant's investment advisor, Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; at the offices of the Registrant's principal underwriter, in the case of Class A, B, C shares, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110; or, in the case of records concerning transfer agency functions for Class A, B, C shares, at the offices of State Street and of the shareholder service agent Scudder Investment Services Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 25th day of February 2002.
                                              SCUDDER TECHNOLOGY FUND

                                              By: /s/ Mark S. Casady
                                                  ----------------------------
                                                  Mark S. Casady, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 25th day of February 2002 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----
 /s/ Gary French
--------------------------------------
Gary French                                 Treasurer (Principal Financial and           February 25, 2002
                                            Accounting Officer)

/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      February 25, 2002

/s/ Lewis A. Burnham
--------------------------------------
Lewis A. Burnham*                           Trustee                                      February 25, 2002

/s/ Linda C. Coughlin
--------------------------------------
Linda C. Coughlin*                          Trustee                                      February 25, 2002

/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee                                      February 25, 2002

/s/ James R. Edgar
--------------------------------------
James R. Edgar*                             Trustee                                      February 25, 2002

/s/ William F. Glavin, Jr.
--------------------------------------
William F. Glavin, Jr.*                     Trustee                                      February 25, 2002

/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee                                      February 25, 2002

/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Trustee                                      February 25, 2002

/s/ Fred B. Renwick
--------------------------------------
Fred B. Renwick*                            Trustee                                      February 25, 2002

/s/ William P. Sommers
--------------------------------------
William P. Sommers*                         Trustee                                      February 25, 2002

/s/ John G. Weithers
--------------------------------------
John G. Weithers*                           Trustee                                      February 25, 2002

*By:   /s/ John Millette
       -------------------------------
       John Millette**
       ** Attorney-in-fact pursuant to powers of attorney filed herein.

                                POWER OF ATTORNEY

                             Scudder Technology Fund

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his/her capacity as trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Philip J. Collora, John Millette, Caroline Pearson, and David Sturms and each of them, severally, or if more than one acts, a majority of them, his/her true and lawful attorney and agent to execute in his/her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/John W. Ballantine                                                                    July 18, 2001
--------------------------------------
John W. Ballantine                          Trustee

/s/Lewis A. Burnham                                                                      July 18, 2001
--------------------------------------
Lewis A. Burnham                            Trustee

/s/Mark S. Casady                                                                        July 18, 2001
--------------------------------------
Mark S. Casady                              Trustee and President

/s/Linda C. Coughlin                                                                     July 18, 2001
--------------------------------------
Linda C. Coughlin                           Trustee, Vice President and Chairman

/s/Donald L. Dunaway                                                                     July 18, 2001
--------------------------------------
Donald L. Dunaway                           Trustee

/s/James R. Edgar                                                                        July 18,2001
--------------------------------------
James R. Edgar                              Trustee

/s/William F. Glavin, Jr.                                                                July 18,2001
-------------------------------------
William F. Glavin, Jr.                      Trustee

/s/Robert B. Hoffman                                                                     July 18, 2001
--------------------------------------
Robert B. Hoffman                           Trustee

/s/Shirley D. Peterson                                                                   July 18, 2001
--------------------------------------
Shirley D. Peterson                         Trustee

/s/Fred B. Renwick                                                                       July 18, 2001
--------------------------------------
Fred B. Renwick                             Trustee

/s/William P. Sommers                                                                    July 18, 2001
--------------------------------------
William P. Sommers                          Trustee

/s/John G. Weithers                                                                      July 18, 2001
--------------------------------------
John G. Weithers                            Trustee

                                                               File No. 2-10668
                                                               File No. 811-0547


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 73
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 73

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                             SCUDDER TECHNOLOGY FUND

                             SCUDDER TECHNOLOGY FUND

                                  EXHIBIT INDEX


                                     (a)(2)
                                    (g)(1)(b)
                                     (h)(4)
                                       (i)
                                       (j)
                                     (m)(3)
                                     (m)(4)
                                     (m)(5)
                                     (m)(6)
                                     (n)(2)
                                     (p)(3)